                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                     John Hancock Variable Series Trust I
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                     John Hancock Variable Series Trust I
               ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                     JOHN HANCOCK VARIABLE SERIES TRUST I

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

  A special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Fund") will be held at the office of John Hancock Variable Life Insurance Company, 197 Clarendon Street, Boston Massachusetts 02117 (telephone 1-800-732-5543), at 2:00 P.M., on Monday April 14, 1997, for the following purposes:

    (1) To approve, as to the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced Portfolios, the currently effective Management Agreement between the Fund and John Hancock Mutual Life Insurance Company ("John Hancock"), including a related Sub-Investment Management Agreement that also is currently effective for each Portfolio.

    (2) To approve, as to all of the Fund's Portfolios, amended Management Agreements that will reallocate to the Fund certain expenses relating to the operations and administration of the Fund.

    (3) To approve, as to the Equity Index Portfolio, an amended Management Agreement that will reduce the investment advisory fee paid by this Portfolio, including approval of a new Sub-Investment Management Agreement among the Fund, John Hancock, and State Street Bank & Trust Company, N.A. as to this Portfolio.

    (4) To approve, as to the Short-Term U.S. Government Portfolio, an amended Management Agreement that will reduce the investment advisory fee paid by this Portfolio.

    (5) To modify the investment restrictions of the Sovereign Bond Portfolio to allow it to purchase "when issued" securities and to enter into forward commitments.

    (6) To change the status of the investment objective and policies of the Money Market Portfolio to make them generally non-fundamental.

    (7) To modify the investment restrictions of the Managed Portfolio to allow it to purchase securities issued under Rule 144A of the Securities Act of 1933.

  In addition, any other matters incident to the conduct of the meeting or any adjournment thereof, may be transacted at this Special Meeting.

  An owner of a variable life insurance policy or a variable annuity contract ("Owner") will be entitled to give voting instructions only if he/she was the Owner of record as of the close of business on March 3, 1997. John Hancock is soliciting votes from Owners invested in the following Portfolios with respect to the indicated matters affecting those Portfolios:

                                                             PROPOSALS
                                                    ---------------------------
       PORTFOLIO                                    1.  2.  3.  4.  5.  6.  7.
       ---------                                    --- --- --- --- --- --- ---
Growth & Income....................................       X
Sovereign Bond.....................................       X           X
Money Market.......................................       X               X
Large Cap Growth...................................       X
Managed............................................       X                   X
Real Estate Equity.................................       X
International Equities.............................       X
Short-Term U.S. Government.........................       X       X
Special Opportunities..............................       X
Equity Index.......................................   X   X   X
Large Cap Value....................................   X   X
Mid Cap Growth.....................................   X   X
Mid Cap Value......................................   X   X
Small Cap Growth...................................   X   X
Small Cap Value....................................   X   X
Strategic Bond.....................................   X   X
International Opportunities........................   X   X
International Balanced.............................   X   X

                                          Henry D. Shaw
                                          Chairman, Board of Trustees

Boston, Massachusetts

March 20, 1997
--------------------------------------------------------------------------------

 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM(S) OF VOTING INSTRUCTIONS. ENCLOSED IS A VOTING INSTRUCTION FORM FOR EACH PORTFOLIO YOU ARE USING. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                                    GENERAL

  This statement is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Fund") for use at the Special Meeting of its Shareholders (the "Meeting"), to be held at the offices of John Hancock Variable Life Insurance Company ("JHVLICO"), 197 Clarendon Street, Boston, Massachusetts 02117, on Monday, April 14, 1997 at 2:00 P.M. Boston time. This solicitation is being made of all shares of each of the several series (the "Portfolios") of the Fund which are attributable to the Owners' interests in John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V, and I; and John Hancock Mutual Variable Life Insurance Account UV (the "Accounts").

  The cost of printing and mailing this notice and statement and the accompanying voting instructions form and the cost of tabulating the votes will be borne by the Portfolios. All other expenses will be borne by John Hancock Mutual Life Insurance Company ("John Hancock"). In addition to solicitations by mail, a number of regular employees of JHVLICO and John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Owners on or about March 31, 1997.

  Only the Portfolios indicated in the chart on the attached notice will vote on each proposal listed in that chart. Where the chart shows more than one Portfolio as voting on a particular proposal, approval by any Portfolio will be effective as to that Portfolio, even if one or more other Portfolios fail to approve the proposal.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 1996 TO ANY SHAREHOLDER UPON REQUEST TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN IN THE NOTICE ATTACHED AT THE FRONT OF THIS PROXY STATEMENT.

VOTING INSTRUCTIONS

  Although JHVLICO and its parent, John Hancock, through the Accounts, legally own all of the Fund's shares, they will vote all of such shares in accordance with instructions given by Owners of variable life insurance policies ("policies") and variable annuity contracts ("contracts"), as discussed below. For this purpose the Owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

  Any authorized voting instructions will also be valid for any adjournment of the Meeting and will be revocable only at the direction of the Owner executing them. If an insufficient number of affirmative votes are obtained to approve any item, the Meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

  Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Fund. In addition, although mere attendance at the Meeting will not revoke voting instructions, an Owner present at the Meeting may withdraw his/her voting instruction form and vote in person. JHVLICO and John Hancock will vote Fund shares in accordance with all properly executed and unrevoked voting instructions received in time for the Meeting.

  JHVLICO and John Hancock will vote the Fund shares of each Portfolio held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the Owners participating in that Portfolio. An Account's shares in any Portfolio which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by JHVLICO or John Hancock in the same proportion as the voting instructions which are received from all Owners participating in the Portfolio through that Account. Fund shares which are not attributable to policies and contracts include shares purchased with contributions made as "seed money" to the Portfolios, by JHVLICO or John Hancock.

  Please refer to Appendix A to this statement if you wish additional information about the number of shares of each Portfolio that are outstanding or that are attributable to John Hancock or JHVLICO (rather than to Owners).

MAJORITY VOTING

  In order for the shareholders of any Portfolio to approve any of the proposals in this statement, the proposal must receive the favorable vote of a majority of the outstanding shares of that Portfolio. When used in this statement, a "majority of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the meeting.

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM(S) OF VOTING INSTRUCTIONS. ENCLOSED IS A VOTING INSTRUCTION FORM FOR EACH PORTFOLIO YOU ARE USING. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                  PROPOSAL 1

                      APPROVAL OF CURRENT MANAGEMENT AND
            SUB-INVESTMENT MANAGEMENT AGREEMENTS FOR EQUITY INDEX,
           LARGE CAP VALUE, MID CAP GROWTH, MID CAP VALUE, SMALL CAP
            GROWTH, SMALL CAP VALUE, STRATEGIC BOND, INTERNATIONAL
             OPPORTUNITIES, AND INTERNATIONAL BALANCED PORTFOLIOS

  At a meeting of the Fund's Board of Trustees held on February 18, 1997, the Trustees unanimously approved the continuance of, and voted to recommend that the Owners approve, the current Management Agreement, including related Sub-Investment Management Agreements, for the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced Portfolios.

  A copy of the current Management Agreement for these Portfolios is included as Appendix B to this statement. The terms of the current Management Agreement and the related Sub-Investment Management Agreements are summarized in Proposal 2 under "The Current Management Agreements" and "The Sub-Investment Management Agreements" and in Appendix C to this statement.

REASONS FOR THIS PROPOSAL

  These agreements are being submitted for shareholder approval at the Meeting because it will be the first shareholders meeting of the Fund since the nine Portfolios to which these agreements relate were created in 1996. Thus, these agreements (unlike the similar agreements that relate to the nine older Portfolios) have never been approved by Owners. There have been no changes in any of the current agreements to which this Proposal relates since the inception of the Portfolios that they cover.

RELATIONSHIP TO PROPOSALS 2, 3 AND 4

  Proposals 2, 3 and 4 below also request approval of amended versions of the Management Agreement. Nevertheless, the current Management Agreement will continue as to any Portfolio whose Owners approve it under this Proposal 1, unless and until any such amended version is approved by Owners and becomes effective as to that Portfolio.

  As a practical matter, the current Management and Sub-Investment Management Agreements covered by this Proposal 1 will be substantially the same as are contemplated by Proposal 2, but without certain increased expenses contemplated by the latter. Accordingly, the information included (or referred to) in Proposal 2 that supports approval of those increased expenses also supports the current agreements for which this Proposal seeks approval.

TRUSTEES' RECOMMENDATION

  The Board of Trustees believes that approval of this Proposal 1 is in the best interests of the Fund and the Owners of each of the nine affected Portfolios.

  THE BOARD OF TRUSTEES RECOMMENDS THAT OWNERS OF THE NINE ABOVE-NAMED PORTFOLIOS GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF THE CURRENT MANAGEMENT AND SUB-INVESTMENT MANAGEMENT AGREEMENTS AS TO EACH OF THE NINE ABOVE-NAMED PORTFOLIOS.

                                  PROPOSAL 2

                              APPROVAL OF AMENDED
                   MANAGEMENT AGREEMENTS FOR ALL PORTFOLIOS

  At its February 18, 1997 meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, an amendment to the four current Management Agreements ("Management Agreements") between the Fund and John Hancock. The amendment reallocates to the Fund certain expenses relating to the administration and operation of the Fund.

  The current Management Agreement, dated April 12, 1988, for the Real Estate Equity and International Equities Portfolios was last approved on April 12, 1994. This approval was obtained because of a change in the sub-investment manager of the Real Estate Equity Portfolio and a change in the investment objective and policies of the International Equity Portfolio. The current Management Agreement, dated April 15, 1994, for the Short-Term U.S. Government and Special Opportunities Portfolios was approved by the Portfolios' shareholders on April 26, 1995. These approvals were obtained because the Portfolios were in each case newly created, and their Management Agreements, therefore, had not yet been approved by Owners. The current Management Agreement, dated April 12, 1988, for the Growth & Income, Sovereign Bond, Money Market, Large Cap Growth, and Managed Portfolios was last approved by Owners in April 1988. This was the initial approval of that Management Agreement.

  John Hancock, a registered investment adviser under the Investment Advisers Act of 1940, began providing investment advice to investment companies in 1972 when it organized a management-type separate account, invested primarily in common stocks. Total assets under management by John Hancock and its subsidiaries as of December 31, 1996, amounted to over $106 billion, of which approximately $59 billion was owned by John Hancock.

THE CURRENT MANAGEMENT AGREEMENTS

  The current Management Agreements are substantially similar to one another, except that they provide for different rates of investment advisory fees with respect to the several Portfolios. The most recent of the four current Management Agreements is set forth in Appendix B to this statement. Pursuant to the Management Agreements, John Hancock advises the Fund in connection with policy decisions; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Fund; maintains records required by the Investment Company Act of 1940; values assets and liabilities of the Fund; computes income, net asset value, and yield of each Portfolio; and supervises activities of the sub-investment managers referred to below.

  For its investment management and advisory services, John Hancock is paid a fee for each Portfolio at the following rates:

                                                  FEE ON AN ANNUAL BASIS AS A
NAME OF                           TOTAL AMOUNT   PERCENTAGE OF THE PORTFOLIO'S
PORTFOLIO                        PAID FOR 1996*    AVERAGE DAILY NET ASSETS*
---------                        -------------- --------------------------------
                                 (IN THOUSANDS)
Small Cap Growth................     $   69     0.75%
Mid Cap Growth..................     $   43     0.85% of the first $100,000,000
                                                0.80% of all additional amounts
Small Cap Value.................     $   44     0.80% of the first $100,000,000
                                                0.75% of the next $100,000,000
                                                0.65% of all additional amounts
Mid Cap Value...................     $   40     0.80% of the first $250,000,000
                                                0.775% of the next $250,000,000
                                                0.750% of the next $250,000,000
                                                0.725% of all additional amounts
International Balanced..........     $  124     0.85% of the first $100,000,000
                                                0.70% of all additional amounts
International Opportunities.....     $   96     1.00% of the first $20,000,000
                                                0.85% of the next $30,000,000
                                                0.75% of all additional amounts
Large Cap Value.................     $   54     0.75%
Strategic Bond..................     $   66     0.75% of the first $25,000,000
                                                0.65% of the next $50,000,000
                                                0.55% of the next $75,000,000
                                                0.50% of all additional amounts
Equity Index....................     $  0**     0.25%
Growth & Income.................     $4,525     0.25%
Large Cap Growth................     $1,785     0.40% of the first $500,000,000
                                                0.35% of the next $500,000,000
                                                0.30% of all additional amounts
Managed.........................     $7,419     0.40% of the first $500,000,000
                                                0.35% of the next $500,000,000
                                                0.30% of all additional amounts
Short-Term U.S. Government......     $  146     0.50% of first $250,000,000
                                                0.45% of next $250,000,000
                                                0.40% of all additional amounts
International Equities..........     $  861     0.60% of first $250,000,000
                                                0.55% of next $250,000,000
                                                0.50% of all additional amounts

                                                   FEE ON AN ANNUAL BASIS AS A
NAME OF                            TOTAL AMOUNT   PERCENTAGE OF THE PORTFOLIO'S
PORTFOLIO                         PAID FOR 1996*    AVERAGE DAILY NET ASSETS*
---------                         -------------- -------------------------------
                                  (IN THOUSANDS)
Special Opportunities............     $  901     0.75% of first $250,000,000
                                                 0.70% of next $250,000,000
                                                 0.65% of all additional amounts
Sovereign Bond...................     $1,749     0.25%
Real Estate Equity...............     $  712     0.60% of first $300,000,000
                                                 0.50% of next $500,000,000
                                                 0.40% of all additional amounts
Money Market.....................     $  499     0.25%

-----------
*These fees do not reflect Account fees, including sales loads.

** But for a voluntary waiver/reimbursement of fees, John Hancock would have been paid approximately $15,000.

  Further, the Management Agreements also currently provide that for any fiscal year in which the normal operating costs and expenses of any of the Portfolios, exclusive of the investment advisory fees, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.25% of that Portfolio's average daily net assets, John Hancock will reimburse that Portfolio promptly after the end of the fiscal year in an amount equal to such excess. This 0.25% "cap" was exceeded on only ten of the Portfolios in 1996. The reimbursement paid to each of these Portfolios for the period ended December 31, 1996, is shown below, rounded to the nearest thousand:

Equity Index Portfolio*............................................... $102,000
Large Cap Value Portfolio*............................................ $ 65,000
Mid Cap Growth Portfolio*............................................. $ 63,000
Mid Cap Value Portfolio*.............................................. $ 55,000
Small Cap Growth Portfolio*........................................... $ 51,000
Strategic Bond Portfolio*............................................. $ 50,000
International Opportunities Portfolio*................................ $145,000
International Balanced Portfolio*..................................... $ 50,000
Short-Term U.S. Government Portfolio.................................. $ 10,000
Small Cap Value Portfolio*............................................ $ 56,000

-----------
*Commenced operations on May 1, 1996.

  Under the Management Agreements, John Hancock also pays the compensation of Fund officers and employees and the expenses of clerical services relating to the administration of the Fund. Expenses assumed by the Fund include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, the compensation of unaffiliated Trustees, the cost of the Fund's fidelity bond, the cost of printing and distributing to Owners the Fund's annual and semi-annual reports, and the cost of printing, distributing to Owners, and tabulating proxy materials.

  Under the Management Agreements, John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Fund, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-investment managers.

  Unless modified or terminated, the Management Agreements will continue with respect to each Portfolio from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock, or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of such Portfolio. The Management Agreements also provide that they may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of such Portfolio, or by John Hancock. The Management Agreements automatically terminate in the event of their assignment.

  Additional information concerning John Hancock and the Management Agreements is set forth in Appendix C to this statement.

THE CURRENT SUB-INVESTMENT MANAGEMENT AGREEMENTS

  With respect to certain of the Portfolios, John Hancock and the Fund have entered into Sub-Investment Management Agreements with other registered investment advisers. Under these agreements, the sub-investment managers make investment decisions, place investment orders and perform certain record keeping functions for the affected Portfolios. This Proposal 2, however, will not alter the terms of any of the Sub-Investment Management Agreements.

  In the paragraphs that follow, each current sub-investment manager is described after the names of the Portfolio(s) it serves.

  International Equities, Special Opportunities, Sovereign Bond and Small Cap Growth Portfolios--John Hancock Advisers, Inc. ("Advisers"), a Delaware corporation organized in 1968, is wholly-owned by John Hancock Subsidiaries, Inc., which is itself wholly-owned by John Hancock. Advisers has approximately $22 billion in assets under management in its capacity as investment adviser to mutual funds and publicly traded investment companies in the John Hancock fund complex.

  Growth & Income, Large Cap Growth, Managed, Short-Term U.S. Government, Real Estate Equity and Equity Index Portfolios--Independence Investment Associates, Inc. ("IIA"), a Delaware corporation organized in 1982, is a wholly-owned subsidiary of John Hancock Subsidiaries, Inc. IIA manages over $25.9 billion worth of stocks and bonds for various clients.

  Large Cap Value Portfolio--T. Rowe Price Associates, Inc. ("T. Rowe") is a Maryland corporation. T. Rowe and its affiliates currently manage over $95 billion for over 4.5 million individual and institutional investor accounts.

  International Opportunities Portfolio--Rowe Price-Fleming International, Inc. ("Rowe Price-Fleming") is a Maryland corporation incorporated in 1979 as a corporate joint venture between T. Rowe Price and Robert Fleming Holdings Limited. Rowe Price-Fleming, with offices in Baltimore, London, Tokyo, Hong Kong, and Singapore currently manages over $25 billion worth of international stocks and bonds.

  Mid Cap Growth Portfolio--Janus Capital Corporation ("Janus") is a Colorado corporation. A registered investment adviser since 1970, Janus currently manages over $50 billion of assets.

  Mid Cap Value Portfolio--Neuberger & Berman, LLC ("Neuberger & Berman"), a Delaware limited liability company, has been in the investment advisory business since 1939. It and its affiliated adviser manage over $44 billion of assets.

  Small Cap Value--INVESCO Management & Research ("INVESCO"), a Massachusetts corporation, is a part of INVESCO, PLC, a global firm that manages approximately $94.5 billion as of December 31, 1996.

  Strategic Bond Portfolio--J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a Delaware corporation, manages over $208 billion of global stocks and bonds. Together with its predecessors, it has been in the investment advisory business for over 100 years.

  International Balanced Portfolio--Brinson Partners, Inc. ("Brinson") is an indirect wholly-owned subsidiary of Swiss Bank Corporation (SBC). Brinson, a Delaware corporation, together with its predecessor organizations, has been managing international investments since 1974. Brinson has over $71.6 billion of institutional asset under management. It also serves as the advisor to the SBC Private Banking mutual funds with assets totaling $47.3 billion.

  John Hancock pays all fees of sub-investment managers pursuant to the terms of the Sub-Investment Management Agreement with each. Therefore, the sub-investment management arrangements result in no additional charge to the Fund or to Owners. The fees paid to the sub-investment managers are as follows:

                                FEE ON AN ANNUAL BASIS AS A
                                PERCENTAGE OF THE PORTFOLIO'S    AMOUNT PAID FOR
       NAME OF PORTFOLIO        AVERAGE DAILY NET ASSETS              1996
       -----------------        -----------------------------    ---------------
                                                                 (IN THOUSANDS)
Equity Index................... 0.15%                                $    0*
Small Cap Growth............... 0.50%                                $   46
Large Cap Value................ 0.50%                                $   36
International Opportunities.... 0.75% of the first $20,000,000       $   72
                                0.60% of the next $30,000,000
                                0.50% on all additional amounts
Mid Cap Growth................. 0.60% of the first $100,000,000      $   31
                                0.55% on all additional amounts
Mid Cap Value.................. 0.55% of the first $250,000,000      $   27
                                0.525% of the next $250,000,000
                                0.50% of the next $250,000,000
                                0.475% on all additional amounts
Small Cap Value................ 0.55% of the first $100,000,000      $   30
                                0.50% of the next $100,000,000
                                0.40% of all additional amounts
Strategic Bond................. 0.50% of the first $25,000,000       $   44
                                0.40% of the next $50,000,000
                                0.30% of the next $75,000,000
                                0.25% of all additional amounts
International Balanced......... 0.50% of the first $100,000,000      $   73
                                0.35% of all additional amounts
Growth & Income................ 0.1875%                              $3,349
Large Cap Growth............... 0.30% of the first $500,000,000      $1,339
                                0.2625% of the next $500,000,000
                                0.225% of all additional amounts
Managed........................ 0.30% of the first $500,000,000      $5,565
                                0.2625% of the next $500,000,000
                                0.225% of all additional amounts
Short-Term U.S. Government..... 0.19% of first $250,000,000          $   56
                                0.17% of next $250,000,000
                                0.15% of all additional amounts
International Equities......... 0.40% of first $250,000,000          $  574
                                0.37% of next $250,000,000
                                0.33% of all additional amounts

                                 FEE ON AN ANNUAL BASIS AS A
                                 PERCENTAGE OF THE PORTFOLIO'S   AMOUNT PAID FOR
       NAME OF PORTFOLIO         AVERAGE DAILY NET ASSETS             1996
       -----------------         -----------------------------   ---------------
                                                                 (IN THOUSANDS)
Special Opportunities........... 0.50% of first $250,000,000         $  601
                                 0.47% of next $250,000,000
                                 0.44% of all additional amounts
Sovereign Bond.................. 0.1875%                             $1,311
Real Estate Equity.............. 0.30% of first $300,000,000         $  356
                                 0.25% of next $500,000,000
                                 0.20% of all additional amounts

-----------

* But for the voluntary waiver/reimbursement of fees, John Hancock would have paid IIA approximately $9,000.

  Additional information concerning the sub-investment managers and the terms of the current Sub-Investment Management Agreements is provided in Appendix C.

OTHER INVESTMENT COMPANY ADVISORY CLIENTS

  Although John Hancock performs investment advisory services for other separate accounts and advisory clients, none of these is a registered investment company.

  Advisers acts as an investment adviser to three registered investment companies having a substantially similar investment objective to one of the above described Portfolios. The following table sets forth the name of each such investment company, its net assets as of December 31, 1996, the fee charged by Advisers as a percentage of daily net assets, and the Portfolio having the substantially similar investment objective.

INVESTMENT
COMPANY NAME                   FEE            NET ASSETS         PORTFOLIO
------------                   ---            ----------         ---------
John Hancock           0.80%                $1 million     Small Cap Growth
Small Capitalization
Equity Fund
John Hancock           0.50% of first       $1.55 billion  Sovereign Bond
Sovereign Bond Fund    $1.5 billion
                       0.45% of next
                       $500 million
                       0.40% of next
                       $500 million
                       0.35% of all amounts
                       over $2.5 billion
John Hancock           0.80% of first       $423.2 million Special Opportunities
Special Opportunities  $250 million
Fund                   0.75% of next
                       $250 million
                       0.70% of all
                       additional amounts
John Hancock           0.75% of first       $73.5 million  Growth & Income
Independence           $750 million
Equity Fund            0.70% of all
                       additional amounts
John Hancock           0.70% of first       $10.4 million  Managed
Independence           $500 million
Balanced Fund          0.65% of all
                       additional amounts

INVESTMENT
COMPANY NAME             FEE           NET ASSETS      PORTFOLIO
------------             ---           ----------      ---------
John Hancock      0.80% of first     $855,000       Large Cap Growth
Independence      $500 million
Growth Fund       0.75% of all
                  additional amounts
John Hancock      0.50%              $290.5 million Growth & Income
Diversified Core
Equity Fund II

-----------
  Please refer to Appendix D to this statement if you wish information about other investment companies for whom the sub-investment managers provide sub-advisory services and the fees they charge those companies.

BACKGROUND TO PROPOSED EXPENSE REALLOCATION

  At the time of the organization of the Fund in 1986, a business decision was made to allocate to John Hancock a number of expense items which typically in the mutual fund industry are borne directly by the mutual fund itself, e.g., the fees of independent auditors. This decision was supported by a survey in 1985 of a number of insurance companies in the business of issuing variable life insurance which disclosed that a majority of those companies assumed such expenses themselves, rather than allowing the expenses to be charged against their funds.

  At the time of and prior to the 1985 survey, "management-type" separate accounts that invested directly in the securities markets (rather than in an underlying mutual fund) were quite prevalent. Indeed, prior to the Fund's organization, all of John Hancock's separate accounts had been of the management type. Under the management-type separate account structure, the insurance company typically bore most of the separate account's expenses (other than brokerage commissions and investment advisory fees), and instead charged Owners or the separate account a separate administrative charge. When John Hancock and other insurers converted their management separate accounts to the current two-tier "unit investment trust" structure, it was generally not intended that any increased expense burden for Owners would result. Imposing additional costs on Owners might have put the two-tier structure at a competitive disadvantage in relation to the management-type separate accounts then still in use by other companies.

  Accordingly, John Hancock originally bore substantially all of the Fund's expenses (other than brokerage commissions and advisory fees), as it had previously done for its management-type separate accounts. However, when the Owners voted to approve the establishment of the Fund and the conversion from management-type separate accounts to a two-tier structure, they were specifically informed that, subject to Trustee and Owner approval, the investment management agreements might subsequently be revised to expand the types of expenses that the Fund would bear.

  In 1987, an updated and broader survey of practices with respect to insurance companies issuing variable life insurance and variable annuity products revealed that industry practices had changed. Many of the insurance companies which once followed the same approach as John Hancock had altered their practices in favor of allocating to their new funds certain objective expenses typically assumed by mutual funds generally. This resulted in part from a growing number of underlying funds that marketed their shares to unaffiliated insurance companies over whose contract charge structure the fund's sponsor or adviser had no control.

  In 1988, the Trustees considered and approved a proposal to allocate prospectively to the Fund six categories of expenses: custodian and depository fees; printing and distribution to Owners of the Fund annual and semi-annual reports; printing and distribution to Owners of proxy ballots and statements and tabulation thereof; compensation of unaffiliated trustees; cost of fidelity bond; and independent auditors' fees. That proposal was then submitted to, and approved by, the Fund shareholders (i.e., the Owners) in April of 1988.

  Now, a study based upon data from 1994 and early 1995 reveals that overall industry practice has again significantly changed. Insurance product funds are now being charged with more expenses. Once again, many insurance companies are altering their practice in favor of allocating more expenses directly to their funds.

PROPOSED EXPENSE REALLOCATION

  Against this background, John Hancock proposed and, at their February 18, 1997 meeting, the Trustees considered and approved an amendment to the four current Fund Management Agreements to allocate prospectively to the Fund five new categories of expenses: costs of certain compliance, pricing, and accounting services; legal expenses and independent agent fees; registration fees and costs; association dues; and proxy preparation costs. The nature of these costs is discussed further in Appendix E to this statement. That appendix also sets forth the text of the proposed amendment.

 Reasons for Proposal

  Among other things, the reallocation is intended to ensure that John Hancock and JHVLICO will be able and motivated to continue to promote the Fund and its Portfolios as a funding medium for variable insurance products that they may market now or in the future. John Hancock believes its sponsorship of the Fund in connection with John Hancock and JHVLICO insurance contracts has enhanced the Fund's growth, which in turn has made possible economies of scale and additional investment options for Owners.

  It is customary (though not universal) practice today in the variable insurance products industry to have an underlying investment company (such as the Fund) assume directly a major portion of its own expenses. In theory, John Hancock and JHVLICO could continue to attempt to defray their expenses through additional charges deducted under contracts. However, the resulting higher contract charges could be used against John Hancock and JHVLICO by their competitors. Moreover, the proposed reallocation will cause these expenses to be reflected in the Fund's financial statements and expense ratios in a way more consistent with other funds that bear such expenses. This should make it easier for an investor to evaluate how efficiently the Fund is managed, relative to other such funds.

  If the proposed reallocation of expenses is not approved, the offering of additional Portfolios could be restricted (which would reduce the investment alternatives and the fund transfer options for Owners) and John Hancock's motivation to offer and distribute variable products funded by the Fund could be diminished. As a result, the future growth in the size of the Portfolios of the Fund could be less than otherwise would occur, and unit costs might not be reduced as much as anticipated, to the detriment of current as well as future Owners. In that case, effective investment management could be made more difficult and certain economies of scale would not be achieved. With respect to most of the Portfolios, Owners would be less likely to derive the benefits from investment management fee rate reductions which become operative at higher levels of assets under management.

 Cost of Proposal to Fund*

  During the calendar year 1996, the dollar amounts of expenses borne by the Fund were as follows:

Brokerage commissions and related fees............................. $ 7,441,000
Advisory fees...................................................... $19,148,000
Taxes and reserves for taxes....................................... $         0
Interest on borrowings............................................. $         0
Extraordinary non-recurring expenses............................... $         0
Custodian and depository fees...................................... $ 1,061,000
Printing and distribution of Fund annual and semi-annual reports... $ 1,129,000
Printing, distribution, and tabulation of proxy ballots and
  statements....................................................... $         0
Compensation of unaffiliated Trustees.............................. $    94,000
Cost of fidelity bond.............................................. $    13,000
Fee of independent auditors........................................ $   338,000
                                                                    -----------
  Total............................................................ $29,224,000

The total of such expenses charged to the Fund equaled 0.44% of the assets of the Fund as of December 31, 1996.

  Had the proposed reallocation of expenses been in effect during calendar year 1996, and had the cost of preparing this proxy statement been incurred in 1996, John Hancock estimates that the dollar amount of the additional expenses borne by the Fund would have been as follows:

Cost of expanded custodian services............................... $  930,000
Legal services and independent agent fees......................... $  224,000**
Registration fees and costs....................................... $   11,000**
Association fees.................................................. $        0
Cost of preparing proxies......................................... $   51,000
                                                                   ----------
  Total........................................................... $1,216,000

-----------
* All of the amounts shown have been rounded to the nearest thousand. ** The organizational cost of adding the nine new Portfolios in 1996 is reflected in these expense categories.

  In summary, if the proposed reallocation of expenses had been in effect during the calendar year 1996, it is estimated that the Fund would have incurred additional expenses equal to an additional 0.02% of the assets of the Fund as of December 31, 1996. However, the actual impact of the reallocation on the Fund would have been significantly lessened by the imposition of the 0.25% expense limitation explained below.

  If the current proposal is adopted, the Management Agreements' current 0.25% expense limitation will continue to apply. That is to say, for any calendar year in which the normal operating costs and expenses of any Portfolio (exclusive of investment advisory fees, interest, brokerage commissions, taxes and extraordinary expenses outside of the control of John Hancock) exceed 0.25% of that Portfolio's average daily net assets, John Hancock, pursuant to the terms of the amended Management Agreements, will reimburse the Portfolio promptly after the end of the year in an amount equal to such excess. Therefore, although the Fund will assume additional expenses under the proposal, the cost it will pay with respect to any Portfolio for these and all other expenses subject to the limitation will not exceed 0.25% of the average daily net assets for that Portfolio.

  Pursuant to the foregoing commitments, John Hancock reimbursed expenses for ten of the Portfolios for 1996. Had the reallocation of expenses been in effect for 1996, it would have had no effect on these ten Portfolios, because their normal operating costs and expenses subject to the limit already exceeded the 0.25% cap.

  Furthermore, for four of the remaining eight Portfolios, the additional expense allocations will have little practical effect. That is to say, these Portfolios have grown so large that the effect of the increase in expenses would be minimal. For example, the Large Cap Growth Portfolio paid a total of 0.04% of its average daily net assets for non-advisory expenses. Had the proposed changes been in effect, it is estimated that the Large Cap Growth Portfolio would have paid only 0.05%.

  The following chart shows the effect that John Hancock estimates the reallocation of expenses would have had on the percentage of average daily net assets paid by each of the Portfolios in 1996. This chart does not reflect separate account expenses, including sales loads.

                     NON-ADVISORY EXPENSES AS A PERCENTAGE
                          OF AVERAGE DAILY NET ASSETS

                                                         1996 IF PROPOSED
                                                   1996    REALLOCATION
PORTFOLIO                                         ACTUAL  WERE IN EFFECT  CHANGE
---------                                         ------ ---------------- ------
Growth & Income..................................   02%        .03%        .01%
Managed..........................................  .02         .03         .01
Large Cap Growth.................................  .04         .05         .01
Sovereign Bond...................................  .04         .06         .02
Money Market.....................................  .06         .07         .01
Real Estate Equities.............................  .09         .11         .02
Special Opportunities............................  .09         .12         .03
International Equity.............................  .16         .18         .02
Short-Term U.S. Government.......................  .25*        .25*          0
Small Cap Growth.................................  .25*        .25*          0
International Balanced...........................  .25*        .25*          0
Mid Cap Growth...................................  .25*        .25*          0
Large Cap Value..................................  .25*        .25*          0
Mid Cap Value....................................  .25*        .25*          0
Small Cap Value..................................  .25*        .25*          0
International Opportunities......................  .25*        .25*          0
Equity Index.....................................  .25*        .25*          0
Strategic Bond...................................  .25*        .25*          0

-----------

* After expense reimbursement from John Hancock. Does not reflect John Hancock's voluntary waiver/reimbursement of 1996 non-advisory fees for the Equity Index Portfolio.

CURRENT INDUSTRY PRACTICE

  As noted above, it has become the practice of many insurance companies offering variable annuity and variable life insurance products to allocate to the investment companies underlying these products a substantial portion of the direct expenses of operating the investment company. Also the expenses charged to the Portfolios of the Fund compare favorably to industry averages shown in the 1994-95 survey mentioned above.

  The proposed reallocation does not go as far as the practices followed by some other companies with respect to the allocation of expenses to the Fund. The expenses to be reallocated are those which can be determined quite objectively, i.e., expenses paid to service providers or dues paid to certain organizations or associations. In addition, some of the expenses to be reallocated will have no immediate impact on the Fund because no charge for the service or other fee is currently being collected (i.e., association dues, organizational costs and the SEC registration fee).

BASIS OF TRUSTEES' RECOMMENDATION

  In connection with the Trustees' meeting on February 18, 1997, John Hancock communicated to the Trustees the above-discussed reasons why it believes the amended Management Agreements should be approved. Also, prior to the meeting, the Trustees requested information from John Hancock that might bear on the fairness or reasonableness of the terms of the amended Management Agreements. John Hancock and/or the sub-investment managers provided a considerable amount of such information to the Trustees in advance of the meeting; and additional information was provided at the meeting.

  In connection with their deliberations and gathering of information, the Trustees were represented and advised by a law firm that the Fund has retained as special counsel. Such counsel advised the Trustees that, in addition to the information discussed above, the Trustees could take account of any other information provided to the Trustees in the course of their services as such (notwithstanding that such other information was not repeated at the February 18, 1997 meeting). This could include, for example, information bearing on the reputation and capabilities of the sub-investment managers. Also, the Trustees are routinely provided information concerning the investment performance and strategies of each Portfolio.

  Having been presented with all of the foregoing reasons and information, the Trustees judged the amended Agreements to be in the best interest of the Fund and the Owners of each Portfolio under all the circumstances.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE FUND GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENTS TO REALLOCATE CERTAIN FUND EXPENSES.

  If the amended Management Agreements are approved by a majority of the outstanding shares of any Portfolio, this proposal would be effective with respect to the expenses in question which accrue for that Portfolio after June 30, 1997.

                                  PROPOSAL 3

      APPROVAL OF AMENDED MANAGEMENT AND RELATED SUB-INVESTMENT AGREEMENT
                        FOR THE EQUITY INDEX PORTFOLIO

  At its February 18, 1997, meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, an amended Management Agreement that reduces the investment advisory fee as to the Equity Index Portfolio and a related new Sub-Investment Management Agreement among the Fund, John Hancock, and State Street Bank & Trust Company, N.A. ("State Street").

THE PROPOSED CHANGES

  Currently, the Equity Index Portfolio is managed by John Hancock and IIA pursuant to a Management Agreement between John Hancock and the Fund, and a Sub-Investment Management Agreement among the Fund, John Hancock, and IIA.

  In managing the Portfolio during the past year, IIA has used a "portfolio optimizer" strategy to create a portfolio of stocks with a similar, but not identical, risk and investment profile to that of the Standard & Poor's 500 Composite Price Index ("S&P 500")/1/. Because IIA is primarily focused on running actively managed equity portfolios, as opposed to passively managed portfolios, and because John Hancock concluded that the current size of the Portfolio justified conversion to a "full replication" strategy, John Hancock decided to seek out a new sub-investment manager that dedicates a substantial organization solely to running passively managed equity portfolios.

  Among the factors John Hancock considered in seeking a new manager were: (i) past expertise in managing full replication equity portfolios based upon the S&P 500; (ii) a strong and positive reputation in the investment community in managing passive equity portfolios; (iii) a solid performance record over an extended period of time in managing equity index portfolios that closely track the S&P 500; (iv) a sub-investment advisory fee that is competitively priced relative to other passively managed equity portfolios; and (v) a strong organization with significant resources in terms of investment and operations personnel dedicated and designed to managing passive portfolios. After evaluating possible replacements based on these criteria, John Hancock recommended to the Board of Trustees that the best candidate for the position of sub-investment manager of the Portfolio would be State Street.

-----------

/1"Standard/& Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and
  "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by John Hancock Variable Series Trust I. No investment or insurance product is sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in any product.

  The sub-investment advisory fee to be charged by State Street is substantially lower than the fee currently charged by IIA for managing the Equity Index Portfolio. Whereas John Hancock pays IIA a sub-investment advisory fee at an annual rate of 0.15% of the Portfolio's average daily net assets, John Hancock will pay State Street a sub-investment advisory fee at a annual rate of only 0.07% of the first $75,000,000 of the Portfolio's average daily net assets; 0.06% of the next $50,000,000; and 0.05% of all additional amounts. As a result, John Hancock will be able to reduce the investment advisory fee charged to the Fund for this Portfolio from 0.25% to 0.20% of the first $75,000,000 of the Portfolio's average daily net assets; 0.19% of the next $50,000,000; and 0.18% of all additional amounts.

  If the reduced fee had been in place during 1996, the Fund would have paid John Hancock $12,000 on behalf of the Portfolio, rather than the $15,000 payable under the current Management Agreement.

ADDITIONAL INFORMATION

  State Street. As of December 31, 1996, State Street, through its division called State Street Global Advisors, had $254.6 billion of assets under management, $92.7 billion of which were in equities, fixed income, and real estate, and $161.9 billion of which were in short-term assets. Information concerning the State Street Board of Directors is set forth in Appendix C to this statement.

  State Street manages the State Street Global Advisors Fund's S&P 500 Index Fund (the "500 Index Fund") which has a substantially similar investment objective to that of the Equity Index Portfolio. The investment advisory fee payable in connection with the 500 Index Fund, on an annual basis, is 0.10% of the fund's average daily net assets. As of December 31, 1996, the 500 Index Fund had $860,739,546 in net assets.

  The new Sub-Investment Management Agreement. The terms of the new Sub-Investment Management Agreement with State Street are substantially similar to those of the current Sub-Investment Management Agreement for the Equity Index Portfolio, except for the identity of the sub-investment manager and the level of the sub-investment advisory fee. The other terms of the proposed new Sub-Investment Management Agreement are as summarized in Appendix C to this statement.

  Relationship to Proposals 1 and 2. Under this Proposal 3, the amended Management Agreement for the Equity Index Portfolio will be substantially the same as the current Management Agreement, which is also a subject of Proposal 1 above, but with (i) a lower investment advisory fee and (ii) if also approved, the expense reallocation presented in Proposal 2 above. As a practical matter, therefore, the amended Management Agreement for which this Proposal 3 seeks approval will in most respects be identical to the version of the Management

Agreement covered by Proposal 1 or the version covered by Proposal 2. Accordingly, the information included (or referred to) in Proposals 1 and 2 that supports approval of those versions also supports the amended Management Agreement for which this Proposal 3 seeks approval.

TRUSTEES' RECOMMENDATION

  At its February 18, 1997, meeting, the Board approved changes in the investment policies of the Equity Index Portfolio that would allow it to fully replicate the S&P 500. The Board of Trustees intends that, by employing this full replication style of management, the Portfolio will be able to reduce tracking error and achieve performance that more closely replicates that of the S&P 500. Moreover, the Board of Trustees also determined that the amended Management Agreement, with its reduced fees, is in the best interest of the Fund and the Owners of the Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF THE AMENDED MANAGEMENT AGREEMENT, INCLUDING THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT, WITH RESPECT TO THE EQUITY INDEX PORTFOLIO.

                                  PROPOSAL 4

                   APPROVAL OF AMENDED MANAGEMENT AGREEMENT
                   FOR SHORT-TERM U.S. GOVERNMENT PORTFOLIO

  At its February 18, 1997, meeting, the Board of Trustees also unanimously approved, and voted to recommend that the Owners approve, an amended Management Agreement between the Fund and John Hancock that reduces the investment advisory fee for the Short-Term U.S. Government Portfolio.

THE PROPOSED CHANGES

  John Hancock is currently paid a fee at the annual rate of 0.50% of the first $250,000,000 of the Portfolios' average daily net assets; 0.45% of the next $250,000,000; and 0.40% of all additional amounts. For the year ended December 31, 1996, the Fund paid John Hancock 146,223 in investment advisory fees for the Portfolio.

  After evaluating the fees charged to the Portfolio in comparison to the cost of the services being rendered, John Hancock recommended to the Board of Trustees that the Portfolio's investment advisory fees be reduced to 0.30%, effective May 1, 1997, which is reflected in the amended Management Agreement. If this reduced fee had been in place in 1996, the Fund would have paid John Hancock $87,733 in investment advisory fees for the Portfolio rather than the approximately $146,223 actually paid.

  Under this Proposal 4, the amended Management Agreement for the Short-Term U.S. Government Portfolio will be substantially the same as the current Management Agreement, which is described in Proposal 2 above, but with (i) a lower investment advisory fee and (ii) if also approved, the expense reallocation presented in Proposal 2. As a practical matter, therefore, the amended Management Agreement for which this Proposal 4 seeks approval will in most respects be identical to the version of the Management Agreement covered by Proposal 2. Accordingly, the information included (or referred to) in Proposal 2 that supports approval of that version also supports the amended Management Agreement for which this Proposal 4 seeks approval.

TRUSTEES' RECOMMENDATION

  The Board of Trustees has determined that the amended Management Agreement, with its reduced fees, is in the best interests of the Fund and the Owners of the Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE SHORT-TERM U.S. GOVERNMENT PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF THE AMENDED MANAGEMENT AGREEMENT.

                                  PROPOSAL 5

                MODIFICATION TO THE INVESTMENT RESTRICTIONS OF
                           SOVEREIGN BOND PORTFOLIO

  At its February 18, 1997, meeting, the Board of Trustees also unanimously approved, and voted to recommend that the Owners approve, a change in the investment restrictions applicable to the Sovereign Bond Portfolio to clearly allow it to purchase "when-issued" securities and to enter into forward commitments. The investment objective and other investment policies and restrictions of the Portfolio would not be otherwise changed.

DISCUSSION

  A current investment restriction of the Fund could be interpreted to prohibit the Sovereign Bond Portfolio from purchasing "when-issued" securities and entering into forward commitments. It is not entirely clear that this was the intent of the restriction; and in any event, investment practices have changed substantially in the 17 plus years that have elapsed since this restriction was first put in place.

  In the 1970's, securities were settled by physical delivery of the security. Today, in most cases, securities are traded on a book-entry basis or are immobilized in depositories and physical delivery is no longer required. These types of changes in the investment industry brought about such investment practices as "when-issued" securities and forward commitments. Today, certain new issues of securities, such as U.S. Treasury securities, mortgage-backed securities, and asset-backed securities are routinely traded on a "when-issued" or forward commitment basis. To continue to restrict the Sovereign Bond Portfolio from trading on these bases unnecessarily restricts the Portfolio from taking advantage of new issues of these types of securities and puts the Portfolio at a competitive disadvantage to funds that do employ these investment practices. Furthermore, to restrict the Portfolio from trading on a forward commitment basis will restrict the Portfolio from taking advantage of situations when a dealer may be willing to pay an above-market price for delivery in the current month to cover a short position.

  A forward commitment is a contract to purchase securities for a fixed price at a future date beyond the customary settlement time. "When-issued" securities are securities issued on a delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of commitment to purchase.

  On the date when a Portfolio enters into a forward commitment or when-issued purchase transaction, it must segregate in a separate account cash or liquid assets denominated in the currency of the security contracted to be purchased having a value at least equal to the amount required to assure the availability of funds for the purchase price. These assets are valued at market daily and additional cash or liquid assets are added to the separate account to the extent the total value of the assets in the account declines below the amount of the commitment.

  When securities are traded on a forward commitment basis, or purchased on a when-issued basis, payment for the security is not tendered until the security is delivered; therefore, there is no significant additional settlement risk to trading on a forward commitment or when-issued basis than in trading on a "regular settlement" basis. However, forward or when-issued commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Portfolio's other assets. Although a Portfolio may enter into such contracts with the intention of acquiring securities, the Portfolio may dispose of a commitment prior to settlement if the investment manager deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

TRUSTEES' RECOMMENDATION

  The Board of Trustees believes that the proposed change to the Portfolio's investment restrictions is in the best interests of the Fund and the Owners of the Sovereign Bond Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE SOVEREIGN BOND PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF THE CHANGE IN THE INVESTMENT RESTRICTIONS APPLICABLE TO THAT PORTFOLIO.

                                  PROPOSAL 6

    CHANGING THE STATUS OF MONEY MARKET PORTFOLIO INVESTMENT OBJECTIVE AND
                                   POLICIES

  At its February 18, 1997, meeting, the Board of Trustees also unanimously approved, and voted to recommend that Owners approve, changing the status of the investment objective and policies of the Money Market Portfolio from "fundamental" to "non-fundamental" to provide greater flexibility to the Portfolio in selecting investments to achieve its investment objective. However, the Portfolio's fundamental policy to operate as a "money market" fund that seeks to maintain a constant net asset value per share would not be affected by this change.

DISCUSSION

  Briefly, the current fundamental investment policies of the Money Market Portfolio specifically permit the Portfolio to invest in the following instruments, if they mature in one year or less: (1) obligations issued or guaranteed by the U.S. Government or its agencies; (2) obligations of U.S. banks (and their foreign branches) and savings and loan associations with capital, surplus and undivided profit in excess of $100,000,000; (3) commercial paper rated in the highest rating category by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Service ("Fitch") or, if not rated, issued by a company with outstanding debt rated in one of the two highest long-term rating categories by Standard & Poor's or Moody's; (4) corporate obligations rated in one of the three highest long-term rating categories by Standard & Poor's or Moody's; and (5) repurchase agreements with respect to any of the foregoing types of instruments. Because these policies are "fundamental," it could be argued that the Money Market Portfolio may not invest in any other types of instruments without approval of the Portfolio's shareholders.

  These policies, however, were put into place approximately 17 years ago and thus do not reflect various types of investments or investment practices developed over the past 17 years that are currently permissible and being utilized by other money market funds today. As a result, the current investment policies of the Money Market Portfolio could limit the ability of the Portfolio's manager to take advantage of investment opportunities or strategies that may increase income or reduce risk for the Portfolio.

  To avoid any such adverse consequences, the Board of Trustees is recommending that the status of the investment policies summarized above be changed to "non-fundamental." If this Proposal 5 is approved, such investment policies could be changed without submitting the matter to a vote of the Owners investing in the Portfolio.

  The practical impact of this change is expected to be limited. The Portfolio will continue to be operated and managed in accordance with the restrictions set forth in Rule 2a-7 under the Investment Company Act of 1940, which (among other things) limits the investments of the Portfolio to high-quality, short-term U.S. dollar-denominated instruments that present minimal credits risks. Rule 2a-7 is designed to limit the permissible investments of a money market fund in order to ensure that any money market fund that seeks to maintain a constant net asset value per share (such as the Portfolio) will be able to do so.

  Although the proposed changes will clarify that the Portfolio may purchase instruments other than those described above, John Hancock does not currently anticipate substantial deviations from current practice. The most likely changes would be (a) the purchase of some instruments with maturities of more than one year (although Rule 2a-7 still would limit individual maturities to 397 days or less and would limit the weighted average maturity of the Portfolio as a whole to 90 days or less) and (b) the purchase of securities based on ratings by Nationally Recognized Statistical Rating Organizations other than Standard & Poor's, Moody's or Fitch.

TRUSTEES RECOMMENDATION

  The Board of Trustees believes that the proposed change to the status of the Portfolio's investment objective and investment policies is in the best interests of the Fund and the Owners investing in the Money Market Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE MONEY MARKET PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR APPROVAL OF CHANGE IN THE STATUS OF THE INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIO.

                                  PROPOSAL 7

                  MODIFICATION TO THE INVESTMENT RESTRICTIONS
                           OF THE MANAGED PORTFOLIO

  At its February 18, 1997, meeting, the Board of Trustees also unanimously approved, and voted to recommend that the Owners approve, a change in the investment restrictions of the Managed Portfolio to allow it to purchase securities under Rule 144A of the Securities Act of 1933. The investment objective, policies and restrictions of the Portfolio would not otherwise be changed.

  A current investment restriction of the Fund prohibits the Managed Portfolio from purchasing securities of a type commonly referred to as "restricted." This could be interpreted to include Rule 144A securities. For the reasons and subject to the limitations set forth below, the Managed Portfolio now seeks clear authority to invest in Rule 144A securities.

DISCUSSION

  As an open-end investment company, the Fund is limited in the amount of illiquid securities that it may own because such securities may present problems of accurate valuation and it is possible that the Fund could have difficulty satisfying redemptions within seven days as required under the Investment Company Act of 1940. In general, an illiquid security is one which cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities generally include securities which are subject to legal or contractual delays in or restrictions on resale (commonly referred to as "restricted securities").

  However, the securities markets are evolving. For example, the markets for various types of securities, including some corporate bonds and notes, are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

  In 1990, the SEC adopted Rule 144A to provide a safe harbor from registration under the 1933 Act for the resale of privately placed securities to qualified buyers. Rule 144A has increased the efficiency and liquidity of the U.S. private placement market. Issuers that qualify for reliance on the Rule now have access to a larger sophisticated investor base composed of both traditional private and public institutional investors. Many Rule 144A securities are rated by major rating agencies. The average size of Rule 144A issues is larger than that of many traditional private placements.

  Opportunities exist in this market to earn higher returns over comparable public debt securities for two primary reasons. First, the base of buyers, though expanding, is still smaller than the public market. Therefore, underwriters typically offer a yield premium to investors. Similarly, the secondary market in Rule 144A securities can at times provide buying opportunities. Because the base of buyers is not as large as the pure public market, a large block of securities would impact prices to a greater degree. An astute investor could benefit from such a phenomenon.

  In general, the Rule 144A market expands the opportunities beyond what was available to the Portfolio in 1986, when the Portfolio's investment restrictions were first put in place. Given the growth in this market and its improving liquidity, John Hancock believes that the Managed Portfolio should be allowed to buy 144A securities. John Hancock or IIA will in each case determine whether any Rule 144A securities should be deemed to be illiquid. If so, those securities, plus any other illiquid securities owned by the Managed Portfolio, may not, at the time of purchase, exceed 15% of the Portfolio's net assets.

TRUSTEES' RECOMMENDATION

  The Board of Trustees believes that the proposed changes to the Portfolio's investment restrictions is in the best interests of the Fund and the Owners of the Managed Portfolio.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS OF THE MANAGED PORTFOLIO GIVE INSTRUCTIONS TO VOTE FOR THE APPROVAL OF CHANGES IN THE INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIO.

                                                                     APPENDIX A

                         RECORD DATE AND VOTING SHARES

  As of the close of business on March 3, 1997 ("the record date"), there were the following shares outstanding:

NAME OF                                                               NUMBER OF
PORTFOLIO                                                              SHARES
---------                                                            -----------
Large Cap Growth....................................................  30,436,596
Sovereign Bond......................................................  74,945,436
International Equity................................................   9,280,927
Small Cap Growth....................................................   2,290,966
International Balanced..............................................   2,345,941
Mid Cap Growth......................................................   1,921,626
Large Cap Value.....................................................   2,270,892
Money Market........................................................  21,590,398
Mid Cap Value.......................................................   1,448,551
Special Opportunities...............................................  12,773,088
Real Estate Equity..................................................  10,841,591
Growth & Income..................................................... 141,861,435
Managed............................................................. 179,986,436
Short-Term U.S. Government..........................................   5,898,590
Small Cap Value.....................................................   1,294,108
International Opportunities.........................................   1,610,654
Equity Index........................................................   1,955,843
Strategic Bond......................................................   1,276,886

  Each Fund share is entitled to one vote, and fractional votes will be counted.

  The number of Fund Shares attributable to each Owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund Portfolio in which the assets of the subaccount are invested.

  The number of Fund shares attributable to each Owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund Portfolio in which the assets of the subaccount are invested.

  As of the close of business on March 3, 1997, JHVLICO and John Hancock had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

NAME OF                                            NUMBER OF PERCENTAGE OF TOTAL
PORTFOLIO                                           SHARES   SHARES OUTSTANDING
---------                                          --------- -------------------
Large Cap Growth..................................    56,659        0.20%
Sovereign Bond....................................    61,194        0.10%
International Equity..............................    58,601        0.60%
Small Cap Growth..................................         0        0.00%
International Balanced............................ 1,696,795       72.30%
Mid Cap Growth....................................         0        0.00%
Large Cap Value...................................         0        0.00%
Money Market......................................    32,130        0.00%
Mid Cap Value.....................................   270,247       18.70%
Special Opportunities.............................    53,929        0.40%
Real Estate Equity................................    85,312        0.80%
Growth & Income...................................   113,255        0.10%
Managed...........................................         0        0.00%
Short-Term U.S. Government........................    58,177        1.00%
Small Cap Value...................................   152,406       11.80%
International Opportunities.......................   227,257       14.10%
Equity Index......................................    60,609        3.10%
Strategic Bond....................................    62,947        4.90%

                                                                     APPENDIX B

                             MANAGEMENT AGREEMENT

  AGREEMENT made as of the 14th day of March, 1996 by and between John Hancock Variable Series Trust I, a Massachusetts business trust having a place of business at John Hancock Place, Boston, Massachusetts 02117 (hereinafter called the "Series") and John Hancock Mutual Life Insurance Company, a Massachusetts corporation having its principal place of business at John Hancock Place, Boston, Massachusetts 02117 (hereinafter called "JHMLICO").

  WHEREAS, the Series is organized and engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

  WHEREAS, JHMLICO is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

  WHEREAS, the Series is authorized to issue shares of beneficial interest in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Series currently offers shares of beneficial interest in nine classes designated as the Growth and Income Portfolio (formerly known as the Stock Portfolio), Sovereign Bond Portfolio (formerly known as the Bond Portfolio), Money Market Portfolio, Large Cap Growth Portfolio (formerly known as the Select Stock Portfolio), Managed Portfolio (formerly known as Total Return Portfolio), Real Estate Equity Portfolio, International Equities Portfolio (formerly known as the International Portfolio), Short-Term U.S. Government Portfolio, and Special Opportunities Portfolio, which are subject to separate management agreements with JHMLICO that do not apply to the Portfolios referred to below, and

  WHEREAS, the Series intends to offer shares of beneficial interest in nine additional classes (the "Initial Portfolios" under this Agreement) designated as Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Value Portfolio, Mid Cap Value Portfolio, International Balanced Portfolio, International Opportunities Portfolio, Large Cap Value Portfolio, Strategic Bond Portfolio and Equity Index Portfolio (together with other classes subsequently established by the Series, the "Portfolios") and the Series desires to retain JHMLICO to render investment advisory services under this Agreement, and JHMLICO is willing to do so.

  NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1. APPOINTMENT OF JHMLICO AS MANAGER.

  (a) Initial Portfolios. The Series hereby appoints JHMLICO and JHMLICO hereby accepts the appointment, to act as investment adviser and manager to each of the Initial Portfolios for the period and on the terms herein set forth, for the compensation herein provided.

  (b) Additional Portfolios. In the event that the Series establishes one or more classes of shares other than the Initial Portfolios with respect to which it desires to retain JHMLICO to render investment advisory and management services hereunder, it shall so notify JHMLICO in writing. If it is willing to render such services JHMLICO shall notify the Series in writing, whereupon such class of shares shall become a Portfolio hereunder.

  (c) Independent Contractor. JHMLICO shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Series.

2. PROVISION OF INVESTMENT MANAGEMENT SERVICES.

  JHMLICO will provide to the Portfolios a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Series. JHMLICO will manage the investment and reinvestment of the assets in the Portfolios, and perform the other functions set forth below, subject to the overall supervision, direction, control and review of the Board of Trustees of the Series and, as in effect from time to time, the provisions of the Series' Declaration of Trust, Bylaws, prospectus, statement of additional information, the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations) or any directions or instructions delivered to JHMLICO in writing by the Series from time to time.

  JHMLICO will, with respect to the Portfolios, and at its own expense:

    (a) advise the Series in connection with policy decisions to be made by its Board of Trustees or any committee thereof and, upon request, furnish the Series with research, economic and statistical data in connection with the Series' investments and investment policies;

    (b) provide administration of the day to day operations of the Series;

    (c) submit such reports relating to the valuation of the Series' securities as its Board of Trustees may reasonably request;

    (d) assist the Series in any negotiations relating to its investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors and place orders for purchases and sales of portfolio investments;

    (e) provide office space and office equipment and supplies (including telephone and other utility services), accounting and data processing equipment and necessary executive, legal, accounting, clerical and secretarial personnel for the administration of the affairs of the Series;

    (f) maintain and preserve the records required by the 1940 Act to be maintained and preserved by the Series, to the extent not maintained by the Series' custodian, transfer agent or any Sub-Investment Manager;

    (g) oversee, and use its best efforts to assure the performance of all the activities and services of any custodian, transfer agent other similar agent retained by the Series;

    (h) value the assets and liabilities of the Series, compute the daily income, net asset value and yield of each Portfolio;

    (i) pay the charges and expenses of independent counsel and any other independent agents routinely retained by the Series; and

    (j) supervise the activities of each Sub-Investment Manager.

  The Series will provide timely information to JHMLICO regarding such matters as purchases and redemptions of shares in each Portfolio and the cash requirements of, and cash available for investment in, each Portfolio, and all other information as may be reasonably necessary or appropriate in order for JHMLICO to perform its responsibilities hereunder.

3. ALLOCATION OF EXPENSES.

  Except as set forth below, each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.

  (a) The Series agrees to assume the Portfolios' share of the expense of:

    (i) brokerage commissions for transactions in the portfolio investments of the Series and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

    (ii) the advisory fees called for in this Agreement;

    (iii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Series to federal, state or other governmental agencies;

    (iv) interest payable on the Series' borrowings; and

    (v) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Series in connection therewith;

    (vi) the charges and expenses of any custodian or depository appointed by the Series for the safekeeping of its cash, portfolio securities and other property;

    (vii) the charges and expenses of its independent auditors;

    (viii) the cost of the fidelity bond required by 1940 Act Rule 17g-l;

    (ix) the compensation and travel expenses of trustees who are not "interested persons" within the meaning of the 1940 Act; and

    (x) the expenses in printing and distributing to persons entitled to give voting instructions, but not of preparing, the forms of voting instruction information statements and annual and semi-annual reports and the cost of tabulating votes.

  (b) To the extent not assumed by the Series pursuant to (a) above, JHMLICO agrees to assume the Portfolios' share of the expense of:

    (i) the charges and expenses of any registrar, stock transfer or dividend disbursing agent;

    (ii) the cost of any stock certificates representing shares of the Series;

    (iii) the fees and expenses involved in registering and maintaining registrations of the Series and of its shares with the Securities and Exchange Commission and various states and other jurisdictions;

    (iv) all expenses of shareholders' and trustees' meetings, including voting instructions solicitation fees and expenses, and of preparing, printing and distributing communications (including Prospectuses, statements of additional information, and any advertising or sales literature) to prospective and existing policyowners and contractowners, and costs of any other activity primarily intended to result in the sale of the Series' shares;

    (v) compensation and travel expense of directors, officers and employees of the Series in their capacities as such, excluding trustees who are "interested persons" within the meaning of the 1940 Act;

    (vi) the expense of furnishing each shareholder statements of account;

    (vii) membership or association dues for the Investment Company Institute or similar organizations;

    (viii) postage;

    (ix) the cost of and any errors and omissions insurance or other liability insurance covering the Series and/or its officers, directors and employees;

    (x) organizational expenses of the Series; and

    (xi) the expenses and costs associated with the preparation and filing of all tax returns.

4. SUB-INVESTMENT MANAGERS.

  Notwithstanding any other provision hereof, JHMLICO, with the approval of the Series, may contract with one or more Sub-Investment Managers to perform any of the investment management services required of JHMLICO under this Agreement; provided, however, that the compensation of any such Sub-Investment Manager will be the sole responsibility of JHMLICO and the duties and responsibilities of any such Sub-Investment Manager shall be as set forth in an agreement between the Series, JHMLICO and such Sub-Investment Manager. It is anticipated that JHMLICO and the Series will agree to contract initially with T. Rowe Price Associates, Inc. to be Sub-Investment Manager for the Large Cap Growth Portfolio, with Rowe Price-Fleming International, Inc. to be Sub-Investment Manager for the International Opportunities Portfolio, with Invesco Management and Research, Inc. to be Sub-Investment Manager for the Small Cap Value Portfolio, with Neuberger & Berman L.P. to be Sub-Investment Manager for the Mid Cap Value Portfolio, with Janus Capital Corporation to be Sub-Investment Manager for the Mid Cap Growth Portfolio, with J.P. Morgan Investment Management Inc. to be Sub-Investment Manager for the Strategic Bond Portfolio, with Brinson Partners, Inc. to be Sub-Investment Manager for the International Balanced Portfolio, with John Hancock Advisers, Inc. to be Sub-Investment Manager for the Small Cap Growth Portfolio, and with Independence Investment Associates, Inc. to be Sub-Investment Manager for the Equity Index Portfolio.

  JHMLICO shall exercise reasonable care in selecting, for approval by the Series, any Sub-Investment Manager and in monitoring and supervising the performance of any Sub-Investment Manager but, except as provided in Section 14 hereof, shall not otherwise be legally responsible or liable for any action of any Sub-Investment Manager. It shall be a particular responsibility of JHMLICO to evaluate the investment performance of Sub-Investment Managers and that of potential Sub-Investment Managers and to supervise and monitor the practices of Sub-Investment Managers in selecting brokers and dealers to effect portfolio transactions, including the negotiation of commissions and the evaluation of services provided by such brokers and dealers.

5. INVESTMENT ADVISORY FEE AND EXPENSE LIMITATION.

  For all of the services rendered, facilities furnished and expenses paid or assumed as herein provided, the Series shall pay to JHMLICO a fee, which fee shall, with respect to each Portfolio, be at an effective rate of:

    (a) For the Small Cap Growth Portfolio:

      (i) 0.75% of the Current Net Assets of such Portfolio on an annual basis;

    (b) For the Mid Cap Growth Portfolio:

      (i) 0.85% on an annual basis of the first $100,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.80% on an annual basis of that portion of the Current Net Assets in excess of $100,000,000 of such Portfolio.

    (c) For the Small Cap Value Portfolio:

      (i) 0.80% on an annual basis of the first $100,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.75% on an annual basis of that portion of the Current Net Assets in excess of $100,000,000 and not over $200,000,000 of such Portfolio; and

      (iii) 0.65% on an annual basis for that portion of the Current Net Assets in excess of $200,000,000 of such Portfolio.

    (d) For the Mid Cap Value Portfolio:

      (i) 0.80% on an annual basis of the first $250,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.775% on an annual basis of that portion of the Current Net Assets in excess of $250,000,000 and not over $500,000,000 of such Portfolio; and

      (iii) 0.750% on an annual basis of that portion of the Current Net Assets in excess of $500,000,000 and not over $750,000,000 of such Portfolio; and

      (iv) 0.725% on an annual basis for that portion of the Current Net Assets in excess of $750,000,000 of such Portfolio.

    (e) For the International Balanced Portfolio:

      (i) 0.85% on an annual basis of the first $100,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.70% on an annual basis of that portion of the Current Net Assets in excess of $100,000,000 of such Portfolio.

    (f) For the International Opportunities Portfolio:

      (i) 1.00% on an annual basis of the first $20,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.85% on an annual basis of that portion of the Current Net Assets in excess of $20,000,000 and not over $50,000,000 of such Portfolio; and

      (iii) 0.75% on an annual basis for that portion of the Current Net Assets in excess of $50,000,000 of such Portfolio.

    (g) For the Large Cap Value Portfolio:

      (i) 0.75% of the Current Net Assets of such Portfolio on an annual basis.

    (h) For the Strategic Bond Portfolio:

      (i) 0.75% on an annual basis of the first $25,000,000 of the Current Net Assets of such Portfolio; and

      (ii) 0.65% on an annual basis of that portion of the Current Net Assets in excess of $25,000,000 and not over $75,000,000 of such Portfolio; and

      (iii) 0.55% on an annual basis for that portion of the Current Net Assets in excess of $75,000,000 and not over $150,000,000; and

      (iv) 0.50% on an annual basis for that portion of the Current Net Assets in excess of $150,000,000 of such Portfolio.

    (i) For the Equity Index Portfolio:

      (i) 0.25% of the Current Net Assets of such Portfolio on an annual basis.

  The fee shall be accrued daily and payable monthly as soon as possible after the last day of each calendar month.

  In the case of termination of this Agreement with respect to any Portfolio during any calendar month, the amount of the fee accrued to the date of termination shall be paid.

  "Current Net Assets" of any Portfolio for purposes of computing the amount of advisory fee accrued for any day shall mean that Portfolio's net assets for the most recent preceding day for which that Portfolio's net assets were computed.

  For any fiscal year in which the normal operating costs and expenses of any Portfolio of the Series, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of JHMLICO exceed 0.25% of that Portfolio's average daily net assets, JHMLICO will reimburse that Portfolio promptly after the end of the fiscal year in an amount equal to such excess. In the event of termination of this Agreement as of a date other than the last day of Series' fiscal year, JHMLICO shall pay any Portfolio of Series the amount by which such expenses incurred by that Portfolio prior to the date of termination exceeds a pro rata portion of the expense limitation.

6. PORTFOLIO TRANSACTIONS.

  In connection with the investment and reinvestment of the assets of the Portfolios, JHMLICO is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Series and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Series. JHMLICO shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Series and its shareholders, JHMLICO shall have the right, subject to the control of the Board of Trustees, and to the extent authorized by the Securities and Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Series or to JHMLICO, who charge a higher commission rate to the Series than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. JHMLICO shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.

  The fees payable to JHMLICO by the Series hereunder shall be reduced by any tender solicitation fees or similar payments received by JHMLICO, or any affiliated person of JHMLICO, in connection with the tender of investments of any Portfolio (less any direct expenses incurred by JHMLICO, or any affiliated person of JHMLICO, in connection with obtaining such fees or payments). JHMLICO shall use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of any Portfolio, provided, however, that neither JHMLICO nor any affiliated person shall be required to register as a broker-dealer for this purpose. JHMLICO shall advise the Board of Trustees of any fees or payments of whatever type which it may be possible for JHMLICO or an affiliate of JHMLICO to receive in connection with the purchase or sale of investment securities for any Portfolio.

7. INFORMATION, RECORDS, AND CONFIDENTIALITY.

  The Series shall own and control all records maintained hereunder by JHMLICO on the Series' behalf and, in the event of termination of this Agreement with respect to any Portfolio for any reason, all records relating to that Portfolio shall promptly be returned to the Series, free from any claim or retention of rights by JHMLICO. JHMLICO also agrees, upon request of the Series, promptly to surrender such books and records or, at JHMLICO's expense, copies thereof to the Series or make such books and records available for inspection by representatives of regulatory authorities or other persons reasonably designated by the Series. JHMLICO further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to, Rules 31a-1 and 31a-2. JHMLICO shall supply all information requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.

  JHMLICO shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Series has authorized such disclosure, or if such disclosure is expressly required by applicable Federal or state regulatory authorities.

  JHMLICO shall supply the Board of Trustees and officers of the Series with all statistical information regarding investments of the Portfolios which is reasonably required by them and reasonably available to JHMLICO.

8. LIABILITY.

  No provision of this Agreement shall be deemed to protect JHMLICO against any liability to the Series or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Trustee or officer of the Series against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations and duties.

9. DURATION AND TERMINATION OF THIS AGREEMENT.

  (a) Duration. This Agreement shall become effective with respect to each Initial Portfolio on the date hereof and, with respect to any additional Portfolio, on the date of receipt by the Series of notice from JHMLICO in accordance with Paragraph 1(b) hereof that JHMLICO is willing to serve with respect to such Portfolio. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the Initial Portfolios and, with respect to each additional Portfolio until two years following the date on which such Portfolio becomes a Portfolio hereunder, and shall continue in full force and effect thereafter with respect to each Portfolio so long as such continuance with respect to any such Portfolio is approved at least annually (a) by either the Board of Trustees of the Series or by vote of a majority of the outstanding voting shares of such Portfolio, and (b) in either event by the vote of a majority of the Board of Trustees of the Series who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  Any approval of this Agreement by the holders of a majority of the outstanding shares of any Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment", "vote of a majority of the outstanding shares" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.

  (b) Termination. This Agreement may be terminated with respect to any Portfolio at any time, without payment of any penalty, by vote of the Board of Trustees of the Series, by vote of a majority of the outstanding shares of such Portfolio, or by JHMLICO on at least sixty (60) days written notice to the Series.

  (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment.

10. NAME OF JOHN HANCOCK.

  It is understood that the name "John Hancock", or any name derived from or similar to that name, and any logo associated with that name, is the valuable property of JHMLICO, and that the Series has the right to include "John Hancock" as a part of its name only so long as this Agreement shall continue. Upon termination of this Agreement the Series shall forthwith cease to use the John Hancock name and logos and shall submit to its shareholders, if necessary, an amendment to its Declaration of Trust to change the Series' name.

11. SERVICES NOT EXCLUSIVE.

  The services of JHMLICO to the Series with respect to the Portfolios are not to be deemed exclusive and JHMLICO shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of JHMLICO and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

12. AVOIDANCE OF INCONSISTENT POSITION.

  In connection with the purchase and sale of portfolio securities of the Portfolios, JHMLICO and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Series with those for other registered investment companies managed by JHMLICO or its affiliates, if orders are allocated in a manner deemed equitable by JHMLICO among the accounts and at a price approximately averaged.

13. AMENDMENT.

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Portfolio until approved specifically by (a) the Board of Trustees of the Series, or by vote of a majority of the outstanding shares of that Portfolio, and (b) by vote of a majority of those Trustees of the Series who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

14. INDEMNIFICATION.

  Except to the extent that a member of the Board of Trustees would thereby be protected against any liability to the Series or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the member's duties, or by reason of the member's reckless disregard either of the member's obligations and duties under this Agreement or of the duties involved in the conduct of the member's office, JHMLICO hereby indemnifies each person who is or has been a member of the Board of Trustees and will hold each harmless against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the member may become subject under the 1940 Act or any other statute or at common law or otherwise, by reason of his or her failure or alleged failure to take any action relating to the investment or reinvestment of assets in the Portfolios, regardless of whether a Sub-Investment Manager has been retained in connection with the Portfolio concerned, including any failure or alleged failure to seek or retain investment advice or management in addition to or in place of that provided by JHMLICO and its Sub-Investment Managers, if any. With respect to any losses, claims, damages, liabilities or litigation arising out of events occurring prior to the termination of this Agreement, this indemnity shall survive said termination.

15. LIMITATION OF LIABILITY.

  It is expressly agreed that the obligations of the Series hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents or employees of Series personally, but bind only the trust property of the Series, as provided in the Series' Declaration of Trust.

16. GOVERNING LAW.

  This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                                          John Hancock Variable Series Trust I

Attest:

        /s/ Sandra M. DaDalt                          /s/ Henry D. Shaw
_____________________________________     By: _________________________________
          Associate Counsel                            Title: Chairman

                                          John Hancock Mutual Life Insurance
                                            Company

Attest:

     /s/ Francis C. Cleary, Jr.                     /s/ Robert R. Reitano
_____________________________________     By: _________________________________
           Vice President                           Title: Vice President

                                                                     APPENDIX C

 JHVLICO AND JOHN HANCOCK; THE SUB-INVESTMENT MANAGERS; A SUMMARY OF THE SUB-
           INVESTMENT MANAGEMENT AGREEMENTS; BROKERAGE TRANSACTIONS

JHVLICO AND JOHN HANCOCK

  JHVLICO, John Hancock Place, Boston, Massachusetts 02117, is a stock life insurance company chartered in 1979 under Massachusetts law. It is a wholly-owned subsidiary of John Hancock, authorized to transact a life insurance and annuities business in 49 states. JHVLICO began selling variable life insurance policies in 1980 and its Accounts owned Fund shares representing 40.80% of the total net assets of the Fund on December 31, 1996.

  John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a mutual life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its Accounts owned Fund shares representing 59.20% of the total net assets of the Fund on December 31, 1996. John Hancock acts as "principal underwriter" of the Fund's shares pursuant to an Underwriting and Administrative Services Agreement, dated January 17, 1986, to which John Hancock and the Fund are parties. Under the Agreement, John Hancock collects no additional charges or commissions in connection with its duties as principal underwriter.

  John Hancock is managed by its Board of Directors, the members of which are elected by its policyholders. All of the Directors must be policyholders of John Hancock. The business address of all Directors and Executive Officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

  The following are the Directors and Chief Executive Officer of John Hancock:

 Directors and Chief Executive Officer of John Hancock

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 John F. Magee            Chairman, Arthur D. Little, Inc.
                            (industrial research and consulting)
 Nelson F. Gifford        Director, Boston Edison Company
                            (electric utility).
 Stephen L. Brown         Chairman of the Board and Chief Executive Officer,
                            John Hancock
 William L. Boyan, Jr.    President, John Hancock
 E. James Morton          Director, formerly Chairman, John Hancock
 C. Vincent Vappi         Former President and Chief Executive Officer, Vappi &
                            Company, Inc. (construction).

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 David F. D'Alessandro    Senior Executive Vice President, Retail Sector, John
                            Hancock
 Foster L. Aborn          Vice Chairman of the Board, John Hancock
 Randolph W. Bromery      President, Springfield College
 Joan T. Bok              Chairman, New England Electric System
                            (electric utility)
 Robert E. Fast           Hale and Dorr (law firm)
 John M. Conners, Jr.     President and Chief Executive Officer, Hill, Holiday,
                            Connors Cosmopulos
                            (advertising agent)
 I. Macallister Booth     Retired Chairman of the Board and Chief Executive
                            Officer, Polaroid Corporation (photographic
                            products)
 Samuel W. Bodman         Chairman of the Board and Chief Executive Officer,
                            Cabot Corporation (chemicals)
 Lawrence Fish            Chairman and Chief Executive Officer, Citizens
                            Financial Group (banking)
 Kathleen F. Feldstein    President, Economic Studies, Inc.
                            (economic consulting)
 Richard F. Syron         Chairman and Chief Executive Officer, American Stock
                            Exchange
 Michael C. Hawley        President & Chief Operating Officer, The Gillette
                            Company (razors, etc.)
 Robert J. Tarr, Jr.      Former President, Chief Executive Officer, Chief
                            Operations Officer; Harcourt, General, Inc.
                            (publishers)

INDEPENDENCE INVESTMENT ASSOCIATES, INC.

  IIA's Board of Directors is as follows:

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 William C. Fletcher      President, Independence Investment Associates, Inc.
 Joseph A. Tomlinson      Vice President, Annuity and Special Products Profit
                            Center, John Hancock
 Foster L. Aborn          Vice Chairman of the Board, John Hancock
 Henry D. Shaw            Vice President, Retail Product Management,
                            John Hancock
 Lewis J. Kleinrock       Former President, IIA
 John T. Farady           Senior Vice President and Treasurer,
                            John Hancock

  The business address for Messrs. Fletcher and Kleinrock is 53 State Street, Boston, Massachusetts 02109. IIA's address and the business address of its other directors is John Hancock Mutual Life Insurance Company, John Hancock Place, Boston, Massachusetts 02117.

JOHN HANCOCK ADVISERS, INC.

  Advisers' Board of Directors is as follows:

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 Edward J. Boudreau, Jr.  Chairman and Chief Executive Officer,
                            John Hancock Funds, Inc.
 Richard S. Scipione      General Counsel, John Hancock
 Stephen L. Brown         Chairman and Chief Executive Officer,
                            John Hancock
 Foster L. Aborn          Vice Chairman of the Board, John Hancock
 David F. D'Alessandro    Senior Executive Vice President, John Hancock
 Thomas E. Moloney        Chief Financial Officer, John Hancock
 John M. DeCiccio         Senior Vice President, Investment, Technology &
                            Financial Management, John Hancock
 Anne C. Hodsdon          President and Chief Operations Officer, Advisers
 Jeanne M. Livermore      Senior Vice President, Investment and Pension Sector,
                            John Hancock
 Richard O. Hansen        Vice President, Managerial Department,
                            John Hancock
 Robert G. Freedman       President and Chief Investment Officer, Advisers
 Robert E. Watts          Second Vice President, Office of Business Conduct,
                            John Hancock
 William C. Fletcher      President, IIA
 David A. King            President and Chief Executive Officer and Director,
                            John Hancock Signature Services, Inc.

  Advisers' address and the business address for all of its directors is 101 Huntington Avenue, Boston, Massachusetts 02199.

T. ROWE PRICE ASSOCIATES, INC.

  T. Rowe's Board of Directors is as follows:

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 George J. Collins        Director of Rowe Price-Fleming International ("Rowe
                            Price-Fleming")
 James E. Halbkat, Jr.    President of U.S. Monitor Corporation
 Richard L. Menschel      Limited Partner of Goldman Sachs Group L.P.
 John W. Rosenblum        Dean of the Jepson School of Leadership Studies at
                            the University of Richmond; Director of Chesapeake
                            Corp.; Cadmus Communications Corp., Comdail Corp.;
                            and Cone Mills Corp.
 Robert L. Stickland      Chairman of Loew's Companies, Inc.; Director of
                            Hanneford Bros., Co.
 Phillip C. Walsh         Consultant to Cyprus Amex Minerals Company
 Anne Marie Whittemore    Partner of the law firm of McQuire, Woods, Battle &
                            Booth
 George A. Roche          Vice President and Director, Rowe Price-Fleming
 M. David Testa           Chairman of the Board, Rowe Price-Fleming
 Henry H. Hopkins         Vice President, Rowe Price-Fleming
 Charles P. Smith         Vice President, Rowe Price-Fleming
 Peter Van Dyke           Vice President, Rowe Price-Fleming
 James S. Riepe           Managing Director, Rowe Price-Fleming

  T. Rowe's address and the business address for its directors is 100 East Pratt Street, Baltimore, Maryland 21202.

ROWE PRICE-FLEMING

  The principal executive officers and directors of Rowe Price-Fleming International, Inc., are as follows:

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 M. David Testa           Director and Managing Director of Price Associates
 George J. Collins        Chief Executive Officer, President, and Managing
                            Director of Price Associates
 D. William J. Garrett    Chairman of Robert Fleming Securities Limited; a
                            Director of Robert Fleming Holdings Limited
                            ("Robert Fleming Holdings"); a parent of the
                            Manager which is a United Kingdom holding company
                            duly organized and existing under the laws of the
                            United Kingdom, Robert Fleming Management Services
                            Limited, Robert Fleming Manager Services Limited,
                            Robert Fleming & Co. Limited, and Fleming
                            Investments Limited. Director and/or officer of
                            the companies related to or affiliated with the
                            above listed companies.
 P. John Manser           Chief Executive of Robert Fleming Holdings, Chairman
                            of Robert Fleming & Co., Limited; Director of
                            Jardine Fleming Group Limited, Robert Fleming
                            Management Services Limited, Fleming Investment
                            Management Limited, Robert Fleming Asset
                            Management Limited, Jardine Fleming Holding
                            Limited, and Robert Fleming Asset Management
                            Limited and also serves as a Director of the U.K.
                            Securities and Investments Board. Director and/or
                            officer of other companies related to or
                            affiliated with the above list.
 James S. Riepe           Managing Director of Price Associates
 George A. Roche          Chief Financial Officer and Managing Director of
                            Price Associates
 Henry C. T. Strutt       Managing Director and General Manager of Jardine
                            Fleming Holdings Ltd.
 Martin G. Wade           Director of Robert Fleming Holdings

  Rowe Price-Fleming's address and the business address of its directors is 100 East Pratt Street, Baltimore, Maryland 21202.

JANUS CAPITAL CORPORATION

  The principal executive officers and directors of Janus are as follows:

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 Thomas H. Bailey         President, Director, Chairman, Chief Executive
                            Officer, Janus
 James P. Craig, III      Director, Vice President and Chief Investment
                            Officer, Janus
 Steven R. Goodbarn       Vice President of Finance, Treasurer and Chief
                            Financial Officer, Janus
 Mark B. Whiston          Vice President and Chief Marketing Officer, Janus
 Marjorie G. Hurd         Vice President and Chief Operations Officer, Janus
 David C. Tucker          Vice President, General Counsel and Secretary, Janus
 Michael E. Herman        Director, Janus; President, Kansas City Royals
                            Baseball Team
 Thomas A. McDonnell      Director, Janus; Director, President and Treasurer,
                            DST Systems
 Landon H. Rowland        Director, Janus; President and Chief Executive
                            Officer, Kansas City Southern Industries, Inc.
 Michael Stolper          Director, Janus; President, Stolper & Company

  Janus' address and the business address of its directors is 100 Fillmore Street, Denver, Colorado 80206

NEUBERGER & BERMAN, LLC

  Neuberger & Berman's Executive Committee is as follows:

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 Howard R. Berlin         Vice President & Director, Neuberger & Berman
                            Partners Fund Inc.
 Richard A. Cantor        Chairman and Director, Neuberger & Berman Management
                            Incorporated
 Michael M. Kassen        Managing Director, Vice President & Portfolio
                            Manager, Neuberger & Berman Management Incorporated
 Marvin C. Schwartz       Director, Neuberger & Berman Management Incorporated
 Lawrence Zicklin         Director, Neuberger & Berman Trust Company
 Howard L. Ganek          Principal, Neuberger & Berman, LLC
 Dietrich Weismann        Principal, Neuberger & Berman, LLC

  Neuberger & Berman's address and the business address of its directors is 605 Third Avenue, New York, New York 10158.

INVESCO MANAGEMENT AND RESEARCH

  The principal executive officers and directors of INVESCO are as follows:

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 Frank M. Bishop          Director, Vice President/Portfolio Manager, INVESCO
                            Capital Management, Inc.
 Frank J. Keeler          Director, President & Chief Executive Officer,
                            INVESCO
 William M McCarthy       Director, Senior Vice President/Director of Fixed
                            Income Management/Portfolio Manager, INVESCO
 Patricia M. McNulty      Treasurer/Controller, INVESCO
 Kathleen A. Greenberg    Corporate Secretary/Clerk, Human Resources Manager,
                            INVESCO
 Robert Slotpole          Senior Vice President, Director of Equity
                            Management/Portfolio Manager, INVESCO
 Frank A. Bisognano       Vice President, Director of Operations, INVESCO
 Charles Koeniger         Vice President, Director of Marketing, INVESCO
 Luis A. Aguillar         General Counsel, Executive Vice President, INVESCO,
                            Inc.

  INVESCO's address and the business address for its directors is 101 Federal Street, Boston, Massachusetts 02110.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

  J.P. Morgan's Board of Directors is as follows:

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 C. Nicholas Potter       Chairman, J.P. Morgan
 Keith M. Schappert       President, Director & Managing Director, J.P. Morgan
 William L. Cobb, Jr.     Vice Chairman, Director & Managing Director, J.P.
                            Morgan
 Robert A. Anselmi        General Counsel, Secretary, Director & Managing
                            Director, J.P. Morgan
 M. Steven Soltis         Director & Managing Director, J.P. Morgan
 Thomas M. Luddy          Director & Managing Director, J.P. Morgan
 Michael R. Granito       Director & Managing Director, J.P. Morgan
 Kenneth W. Anderson      Director & Managing Director, J.P. Morgan
 John R. Thomas           Director, J.P. Morgan
 Michael E. Patterson     Director, J.P. Morgan
 Jean L. P. Brunel        Director, J.P. Morgan

  J.P. Morgan's headquarters is 522 Fifth Avenue, New York, New York 10036.

BRINSON PARTNERS, INC.

  Brinson's Board of Directors and Principal Officers are as follows:

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 Gary P. Brinson          President, Director & Managing Partner, Brinson
 Samuel W. Anderson       Vice President, Director & Managing Partner, Brinson
 Richard C. Carr          Director & Managing Partner, Brinson
 Mario Cueni              Director, Brinson
 Jeffery J. Diermeier     Director & Managing Partner, Brinson
 Henry Doorn, Jr.         Treasurer, Managing Partner Brinson
 Dennis L. Hesse          Director & Managing Partner, Brinson
 A. Bart Holaday          Director & Managing Partner, Brinson
 Denis S. Karnosky        Director & Managing Partner, Brinson
 E. Thomas McFarlan       Director & Managing Partner, Brinson
 Nicholas C. Rassas       Director & Managing Partner, Brinson

  Brinson's address and the business address for its directors is 209 South LaSalle Street, Chicago, Illinois 60604.

STATE STREET

  State Street's Board of Directors is a follows:

 NAME                     PRINCIPAL OCCUPATION
 ----                     --------------------
 Marshall N. Carter       Chairman and Chief Executive Officer,
                            State Street
 David A. Spina           President and Chief Operating Officer, State Street
 John R. Towers           Executive Vice President, General Counsel and
                            Secretary, State Street
 Dale L. Carleton         Executive Vice President, State Street
 Susan Comeau             Executive Vice President, State Street
 Nicholas A. Lopardo      Executive Vice President, State Street
 Ronald L. O'Kelley       Executive Vice President, State Street
 Albert E. Petersen       Executive Vice President, State Street
 William M. Reghitto      Executive Vice President, State Street

SUMMARY OF THE SUB-INVESTMENT MANAGEMENT AGREEMENTS FOR WHICH PROPOSALS 1 AND 3 SEEK APPROVAL

  Set forth below is a summary of certain provisions of the Sub-Investment Management Agreements for which Proposals 1 and 3 seek approval.

  The Sub-Investment Management Agreements require that the sub-investment managers provide a suitable investment program consistent with the investment objectives, policies and restrictions of the applicable Portfolio, subject to the overall supervision and control of John Hancock and the Board of Trustees. The sub-investment managers are required to place orders for purchases and sales of Portfolio investments, maintain appropriate records relating to their activities on behalf of the Portfolio and provide any research, reports or additional information that John Hancock or the Board of Trustees may reasonably request. The sub-investment manager bears the cost and expenses of performing its obligations under the Sub-Investment Management Agreements, but is not responsible for brokerage commissions, custodian fees and expenses, taxes or interest payable on the Fund's borrowings.

  Additionally, under certain of the Sub-investment Management Agreements, the sub-investment managers are provided limited protection against liability to the Fund that arises as a result of their actions. The degree of protection provided varies under the terms of each Sub-investment Management Agreement, but in all cases, the most protection provided still does not protect the sub-investment manager against any liability for any willful malfeasance, bad faith, or gross negligence in the performance of its duties, or the reckless disregard of such duties.

  Unless modified or terminated, the Sub-Investment Management Agreements, after an initial two-year period, continue with respect to a Portfolio from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock, or the Fund, cast in person at a meeting called for the purpose of voting such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of such Portfolio. The Sub-Investment Management Agreements also provide that they may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority of the outstanding voting shares of such Portfolio, by John Hancock, or by the sub-investment manager. The Sub-Investment Management Agreements automatically terminate in the event of their assignment.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

  Orders for the purchase and sale of portfolio securities of the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced Portfolios are placed in such a manner as in the opinion of John Hancock or the respective sub-investment manager will offer the best price and market for the execution of each transaction. In seeking best price and execution for securities traded in the over-the-counter market, John Hancock and the respective sub-investment managers normally deal directly with the principal market-makers. Evaluations of the overall reasonableness of any brokers' commissions are made by the persons placing transactions for the Portfolio on the basis of their experience and judgment. Such persons are authorized to pay a brokerage commission on a particular transaction that is in excess of what another broker might have charged in recognition of the value of the brokerage and research services received from the broker, although such authority is expected to be used very infrequently. The Mid Cap Growth, Mid Cap Value and International Balanced Portfolios, however, may be more likely to use such authority.

  Research and statistical services furnished by brokers handling transactions for the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, and International Balanced Portfolios may include analysts' reports on companies and industries, market forecasts, economic analyses, and the like. Such materials may be used by John Hancock and the respective sub-investment manager for the benefit of all the portfolios managed by John Hancock and the respective sub-investment manager and, accordingly, not all such research and statistical services may be used in connection with these Portfolios.

  While John Hancock and each sub-investment manager will be responsible for the allocation of the corresponding Portfolio's brokerage, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Trustees of the Fund.

                                                                     APPENDIX D

                       OTHER SUB-ADVISORY RELATIONSHIPS

  Independence Investment Associates ("IIA") acts as a sub-investment manager to four registered investment companies having a substantially similar investment objective to one of the Portfolios. The following table sets forth the name of each such investment company, its net assets as of December 31, 1996, the fee charged by IIA as a percentage of daily net assets, and the Portfolio having the substantially similar investment objective.

INVESTMENT
COMPANY NAME                FEE                NET ASSETS          PORTFOLIO
------------                ---                ----------          ---------
John Hancock        +55% of:                 $73.5 million      Growth & Income
Independence        0.75% of first
Equity Fund         $750 million
                    0.70% of all
                    additional amounts
John Hancock        *69% of:                 $10.4 million      Managed
Independence        0.70% of first
Balanced Fund       $500 million
                    0.65% of all
                    additional amounts
John Hancock        *55% of:                 $855,000           Large Cap Growth
Independence        0.80% of first
Growth Fund         $500 million
                    0.75% of all
                    additional amounts
John Hancock        80% of:                  $290.5 million     Growth & Income
Diversified Core    0.50% of all amounts
Equity Fund II

-----------
+ Since July 1, 1995, IIA has agreed to waive its fees. IIA can terminate this waiver at any time.
* Since January 1, 1995, IIA has agreed to waive its fees. IIA can terminate this waiver at any time.

  Janus Capital Corporation ("Janus") acts as sub-investment adviser to several registered investment companies having similar investment objectives and policies to those of the Mid Cap Growth Portfolio. The table below sets forth the name of each such investment company that is not sponsored by Janus, the net assets of each such investment company as of January 31, 1997, and the advisory fee for each such investment company expressed as a percentage of average daily net assets.

INVESTMENT COMPANY NAME           ADVISORY FEE                     NET ASSETS
-----------------------           ------------                     ----------
Allmerica Investment Trust        0.60% of the first $100,000,000 $146 million
Select Capital Appreciation Fund  0.55% of all additional amounts
Great West Maxim Series Trust,    0.60% of the first $100,000,000 $210 million
  Inc.
Mid Cap Portfolio                 0.55% of all additional amounts
IDEX Series Fund                  0.50%                           $ 23 million
Capital Appreciation Portfolio
Jackson National Life             0.55% of the first $100,000,000 $ 40 million
  Series Trust
Capital Growth Series             0.50% of the next $400,000,000
                                  0.45% of all additional amounts
Sierra Trust Funds                0.55% of the first $100,000,000 $315 million
Emerging Growth Fund              0.55% of all additional amounts
The Sierra Variable Trust         0.55% of the first $25,000,000  $ 54 million
Variable Emerging                 0.55% of all additional amounts
  Growth Fund

  T. Rowe Price Associates, Inc. ("T. Rowe Price") acts as sub-investment adviser to several registered investment companies having similar investment objectives and policies to those of the Large Cap Value Portfolio. The following table sets forth the name of each such investment company that is not sponsored by T. Rowe, the fee charged by T. Rowe as a percentage of average daily net assets, and the investment company's net assets as of December 31, 1996.

INVESTMENT COMPANY NAME        ADVISORY FEE                       NET ASSETS
-----------------------        ------------                       ----------
Endeavor Series Trust          0.40%                             $ 78 million
  Equity Income Portfolio
John Hancock Variable          0.50%                             $ 19 million
  Series Trust I:
  Large Cap Value
  Portfolio
Maxim Series Trust             0.50% of the first $20            $ 69 million
  Maxim T. Rowe Price          million
  Equity/Income                0.40% of the next $30
                               million
                               0.40% of all additional
                               amounts
NASL Series Trust              0.40% of the first $50            $599 million
  Equity-Income Trust          million
                               0.30% of the next $150
                               million
                               0.20% of the next $300
                               million

INVESTMENT COMPANY NAME           ADVISORY FEE                    NET ASSETS
-----------------------           ------------                    ----------
North American Funds              0.40% of the first $50         $147 million
  Equity-Income Fund              million
                                  0.30% of the next $150
                                  million
                                  0.20% of the next $300
                                  million
                                  0.20% of all additional
                                  amounts
SBL Fund                          0.50% of the first $20         $ 62 million
  Series O                        million
  (Equity Income Series)          0.40% of the next $30
                                  million
                                  0.40% of all additional
                                  amounts
Security First Trust              0.35%                          $132 million
                                                                              Growth and Income Series
  Rowe Price-Fleming, International ("Rowe Price-Fleming") acts as sub-
investment adviser to several registered investment companies having similar investment objectives and policies to those of the International Opportunities
Portfolio. The following table sets forth the name of each such investment company that is not sponsored by Rowe Price-Fleming, the fee charged by Rowe
Price-Fleming as a percentage of average daily net assets, and the investment company's net assets as of December 31, 1996.

INVESTMENT COMPANY NAME           ADVISORY FEE                    NET ASSETS
-----------------------           ------------                    ----------
American Skandia Trust            0.75% of the first $20         $402 million
                                  million
 T. Rowe Price                    0.60% of the next $30
                                  million
 International Equity Portfolio   0.50% of all additional
                                  amounts (A)
Commerce Funds                    0.75% of the first $20         $ 56 million
                                  million
 The International Equity Fund    0.60% of the next $30
                                  million
                                  0.50% of all additional
                                  amounts
Endeavor Series Trust             0.75% of the first $20         $134 million
                                  million
 T. Rowe Price                    0.60% of the next $30
                                  million
 International Stock Portfolio    0.50% of all additional
                                  amounts
Frank Russell Investment          0.75% of the first $20         $172 million
                                  million
 Company                          0.60% of the next $30
                                  million
 International Securities Fund    0.50% on all additional
                                  amounts
                                  0.50% flat fee on all assets
                                  excluding $200 million
Frank Russell Investment          0.75% of the first $20         $139 million
                                  million
 Company                          0.60% of the next $30
                                  million
 International Fund               0.50% of all additional
                                  amounts
                                  0.50% flat fee on all assets
                                  excluding $200 million

INVESTMENT COMPANY NAME               ADVISORY FEE              NET ASSETS
-----------------------               ------------              ----------
JNL Series Trust              0.75% of the first $20         $     48 million
  T. Rowe Price/JNL           million
  International Equity        0.60% of the next $30
  Investment Series           million
                              0.50% of all additional
                              amounts
LB Series Fund, Inc.          0.75% of the first $20         $    174 million
  World Growth Portfolio      million
                              0.60% of the next $30
                              million
                              0.50% of all additional
                              amounts (B)
Lutheran Brotherhood          0.75% of the first $20         $     58 million
  Family of Funds             million
  Lutheran Brotherhood        0.60% of the next $30
  World Growth Fund           million
                              0.50% of all additional
                              amounts (B)
NASL Series Trust             0.75% of the first $20                      N/A
  International Stock Trust   million                         (Inception Date
                              0.60% of the next $30          January 1, 1997)
                              million
                              0.50% of the next $150
                              million
                              0.50% when assets equal or
                              exceed $200 million
                              0.45% of assets over $500
                              million
Style Select Series, Inc.     0.75% of the first $20         $      6 million
  International Equity        million
  Portfolio                   0.60% of the next $30
                              million
                              0.50% of the next $150
                              million
                              0.50% retroactive to $1 when
                              assets exceed $200 million

-----------
(A) Commencing May 1, 1996, the sub-investment adviser has voluntarily agreed to waive a portion of its fee equal to .25 of 1% of the portion of the portfolio's average daily net assets not in excess of $20 million and .10 of 1% of the net assets over $20 million but not in excess of $50 million, so long as the average daily net assets of the portfolio equal or exceed $200 million. The sub-investment adviser may terminate this voluntary agreement at any time.
(B) Sub-investment advisory fee is paid based on pro rata share of combined assets of both portfolios.

                                                                     APPENDIX E

             CHANGES TO THE MANAGEMENT AGREEMENTS UNDER PROPOSAL 2

  The costs and expenses that would be reallocated to the Fund under Proposal 2's amendments to the Management Agreements are discussed in the paragraphs that follow.

  Costs of certain accounting, valuation, and compliance services. State Street Bank & Trust Company, N.A. ("State Street") serves as custodian to thirteen of the eighteen Portfolios of the Fund. (It is expected that four of the other Portfolios will be added to the State Street contract later in 1997.) Under the terms of a revised Custodian Agreement between State Street and the Fund, signed in 1995, State Street provides certain fund accounting and portfolio valuation services previously provided by John Hancock. (Under the terms of a 1995 Custodian Agreement with the Fund, Investors Bank and Trust Company ("IBT") provides these services with respect to the Sovereign Bond Portfolio.) In addition to the accounting and valuation services, State Street has recently entered into a separate agreement with the John Hancock and the Fund whereby State Street calculates the Fund's SEC total return and total return exclusive of Fund expenses, provides quarterly testing for compliance with agreed upon investment policies and restrictions and provides periodic testing of the various Portfolios of the Fund for compliance with certain SEC and IRS requirements. (It is expected that IBT will soon enter into a separate agreement with John Hancock and the Fund to provide such services for the Sovereign Bond Portfolio.) Because of economies of scale, the custodians can provide these services more efficiently than John Hancock. Had the proposed reallocation been in effect in 1996, the Fund would have had to pay an estimated $930,000 for these services, which was borne by John Hancock. It is proposed that the cost of these services be charged to the Fund under the amended Management Agreements.

  Legal expenses and independent agent fees. Currently, John Hancock pays all ongoing legal expenses in connection with the Fund; including those associated with such things as maintenance of the Fund, providing counsel to the independent Trustees and initial review and on-going maintenance of the Fund's SEC registration statement and all exhibits to the registration statement. It is now proposed that the Fund (rather than John Hancock) bear the costs of all such legal services rendered to or for the Fund, regardless of whether such services are provided by independent counsel or by John Hancock's Law Department.

  Such services, however, will be charged to the Fund only where incurred in the actual conduct of the Fund's business and affairs or in the performance of those services the expense of which the Fund has agreed to assume (e.g., the preparation of proxy statements and registration statements). They will not be charged to the

Fund where incurred to assist John Hancock in performing its other responsibilities to the Fund. Where services are for both of such purposes, the costs thereof will be fairly allocated between John Hancock and the Fund. In 1996, legal costs of the type now to be allocated to the Fund (both from independent counsel and from John Hancock's Law Department personnel) are estimated to have been $179,000.

  In addition, John Hancock has paid independent accountant fees associated with the preparation and filing of the Fund's tax returns. In 1996, the accounting fees for this service amounted to $45,000. It is also proposed that the cost of independent agents, such as the independent accountants, retained by the Fund be charged to the Fund under the amended Management Agreements.

  Registration fees and costs. As a result of the 1996 National Securities Markets Improvement Act, the Fund currently pays no SEC registration fees with respect to the offer and sale of its shares. Although it appears unlikely, this exemption from fee assessment could be repealed at some time in the future. In addition to paying any Fund registration fees, John Hancock, in the past, has assumed the costs associated with preparing, typesetting, and electronically submitting the Fund's registration statement to the SEC. In 1996, the costs assumed by John Hancock associated with the ongoing registration of the Fund (exclusive of legal expenses) are estimated to have been $11,000. It is proposed that these charges be assumed by the Fund under the amended Management Agreements.

  Association dues. Currently, the Fund is not charged for membership or association dues by any organization or entity. However, there is the possibility that the Fund will be charged membership dues if it becomes a member of the Investment Company Institute, the National Association of Variable Annuities, or some other similar trade association or a self-regulatory organization. In that event, it is proposed that these dues be assumed by the Fund under the amended Management Agreements.

  Proxy costs; Organizational costs. It is proposed that the expenses of preparing the voting instruction information statements (i.e., proxy materials) be assumed by the Fund under the amended Management Agreements. Currently, the Fund pays only the expenses of printing and distributing such statements. There were no such statements prepared in 1996. The cost of preparing these 1997 proxy materials is estimated to be $51,000. This estimate includes legal expenses.

  It is also proposed that John Hancock no longer bear the costs incurred in connection with the addition of new Portfolios. On three prior occasions, the Fund has incurred organizational, or start-up, costs (such as legal, accounting, auditing, and typesetting fees and expenses) when it added new Portfolios. In 1996, the organizational costs of adding the nine new Portfolios is estimated to have been $11,000 (including legal expenses).

  Set forth below is the text of Sections 2 and 3 of the amended Management Agreements that includes the changes that would be made by Proposal 2. (Note that in the amended Management Agreement, John Hancock is referred to as "JHMLICO" and the Fund is referred to as "the Series.")

  2. PROVISION OF INVESTMENT MANAGEMENT SERVICES.

    JHMLICO will provide to the Portfolios a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Series. JHMLICO will manage the investment and reinvestment of the assets in the Portfolios, and perform the other functions set forth below, subject to the overall supervision, direction, control and review of the Board of Trustees of the Series and, as in effect from time to time, the provisions of the Series' Declaration of Trust, Bylaws, prospectus, statement of additional information, the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations) or any directions or instructions delivered to JHMLICO in writing by the Series from time to time.

    Except to the extent that the Board of Trustees approves performance of any of the following functions by any custodian, transfer agent, independent counsel, or other independent agent, JHMLICO will, with respect to the Portfolios:

      (a) advise the Series in connection with policy decisions to be made by its Board of Trustees or any committee thereof and, upon request, furnish the Series with research, economic and statistical data in connection with the Series' investments and investment policies;

      (b) provide administration of the day to day operations of the Series;

      (c) submit such reports relating to the valuation of the Series' securities as its Board of Trustees may reasonably request;

      (d) assist the Series in any negotiations relating to its investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors and place orders for purchases and sales of portfolio investments;

      (e) provide office space and office equipment and supplies
    (including telephone and other utility services), accounting and data processing equipment and necessary executive, legal, accounting, clerical and secretarial personnel for the administration of the affairs of the Series;

      (f) maintain and preserve the records required by the 1940 Act to be maintained and preserved by the Series, to the extent not maintained by the Series' custodian, distributor, transfer agent or any Sub-Investment Manager;

      (g) oversee, and use its best efforts to assure the performance of all the activities and services of any custodian, distributor, transfer agent or other similar agent retained by the Series;

      (h) value the assets and liabilities of the Series, compute the daily income, net asset value and yield of each Portfolio; and

      (i) supervise the activities of each Sub-Investment Manager.

    The Series will provide timely information to JHMLICO regarding such matters as purchases and redemptions of shares in each Portfolio and the cash requirements of, and cash available for investment in, each Portfolio, and all other information as may be reasonably necessary or appropriate in order for JHMLICO to perform its responsibilities hereunder.

  3. ALLOCATION OF EXPENSES.

    Except as set forth below, each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.

      (a) The Series agrees to assume the Portfolios' share of the expense of:

                (i) brokerage commissions for transactions in the portfolio investments of the Series and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

                (ii) the advisory fees called for in this Agreement;

                (iii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Series to federal, state or other governmental agencies, and the expenses and costs associated with the preparation and filing of all tax returns;

                (iv) interest payable on the Series' borrowings;

                (v) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Series in connection therewith;

                (vi) the charges and expenses of any custodian or depository appointed by the Series for the safekeeping of its cash, portfolio securities and other property, for providing accounting and valuation services, and for monitoring compliance with federal laws and regulations, subject to the Board of Trustees' approval as to the scope of such accounting, valuation, and monitoring functions;

                (vii) the charges and expenses of its independent auditors;

                (viii) the cost of the fidelity bond required by 1940 Act Rule
              17g-l;

                (ix) the compensation and travel expenses of trustees who are not "interested persons" within the meaning of the 1940 Act;

                (x) the expenses in preparing, printing and distributing
              voting instruction information statements to persons entitled to give voting instructions, in tabulating proxy votes and in printing and distributing to policyowners and contractowners annual and semi-annual reports;

                (xi) fees and costs for legal services provided to or on
              behalf of the Series (including fees and costs of independent counsel and an allocable portion of the cost of JHMLICO's Law Department rendering such services) (For this purpose, "legal services" includes (but is not limited to) the services of such independent counsel or Law Department employees in the course of administering the business and affairs of the Series);

                (xii) charges of any independent agents (other than
              independent counsel) approved by the Board of Trustees;

                (xiii) the fees and expenses involved in registering and
              maintaining registrations of the Series and its shares with the Securities and Exchange Commission and various states and other jurisdictions; and

                (xiv) membership or association dues for the Investment
              Company Institute, the National Association of Variable Annuities, or similar trade association or for any self-regularly organization.

      (b) To the extent not assumed by the Series pursuant to (a) above, JHMLICO agrees to assume the Portfolios' share of the expense of:

                (i) the charges and expenses of any registrar, stock transfer or dividend disbursing agent;

                (ii) the cost of any stock certificates representing shares of the Series;

                (iii) the expenses of shareholders' meetings; trustees'
              meetings; printing and distributing Prospectuses and statements of additional information to prospective and existing policyowners and contractowners; preparing, printing, and distributing any advertising or sales literature to prospective and existing policyowners and contractowners; and any other activity and related legal services primarily intended to result in the sale of the Series' shares;

                (iv) the expense of furnishing each shareholder statements of account; and

                (v) the cost of and any errors and omissions insurance or
              other liability insurance covering the Series and/or its officers, directors and employees.

                (vi) fees and costs of independent counsel to Series not
              incurred in the actual conduct of the Series' affairs.

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           SOVEREIGN BOND PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                             AGREEMENT TO REALLOCATE FUND
                                             EXPENSES

[_]    [_]      [_]                       5. APPROVAL OF MODIFICATION OF
                                             INVESTMENT RESTRICTIONS TO ALLOW
                                             THE PORTFOLIO TO PURCHASE "WHEN-
                                             ISSUED" SECURITIES AND ENTER INTO
                                             FORWARD COMMITMENTS

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                            EQUITY INDEX PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                             AND RELATED SUB-INVESTMENT
                                             MANAGEMENT AGREEMENT

[_]     [_]     [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                             AGREEMENT TO REALLOCATE FUND
                                             EXPENSES

[_]     [_]     [_]                       3. APPROVAL OF AMENDED MANAGEMENT
                                             AGREEMENT REFLECTING REDUCTION IN
                                             INVESTMENT ADVISORY FEE AND
                                             RELATED SUB-INVESTMENT MANAGEMENT
                                             AGREEMENT

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                            MONEY MARKET PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                      2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES


[_]     [_]     [_]                      6. APPROVAL OF CHANGE IN STATUS OF
                                            INVESTMENT OBJECTIVE AND POLICIES
                                            TO MAKE THEM GENERALLY NON-
                                            FUNDAMENTAL

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                               MANAGED PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                             AGREEMENT TO REALLOCATE FUND
                                             EXPENSES

[_]     [_]     [_]                       7. APPROVAL OF MODIFICATION OF
                                             INVESTMENT RESTRICTIONS TO ALLOW
                                             THE PORTFOLIO TO PURCHASE RULE
                                             144A SECURITIES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                     SHORT-TERM U.S. GOVERNMENT PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                      2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

[_]     [_]     [_]                      4. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT REFLECTING REDUCTION IN
                                            INVESTMENT ADVISORY FEE

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                        SPECIAL OPPORTUNITIES PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                      2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                       INTERNATIONAL EQUITIES PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                      2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                         REAL ESTATE EQUITY PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                      2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENTS TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           GROWTH & INCOME PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                      2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           LARGE CAP VALUE PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                      1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]     [_]     [_]                      2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           MID CAP GROWTH PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                      1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]     [_]     [_]                      2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                            MID CAP VALUE PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                      1. APPROVAL OF MANAGEMENT AGREEMENT
                                            AND RELATED SUB-INVESTMENT
                                            MANAGEMENT AGREEMENT

[_]     [_]     [_]                      2. APPROVAL OF AMENDED MANAGEMENT
                                            AGREEMENT TO REALLOCATE FUND
                                            EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                          SMALL CAP GROWTH PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                             AND RELATED SUB-INVESTMENT
                                             MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                             AGREEMENT TO REALLOCATE FUND
                                             EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           SMALL CAP VALUE PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                             AND RELATED SUB-INVESTMENT
                                             MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                             AGREEMENT TO REALLOCATE FUND
                                             EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                           STRATEGIC BOND PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                             AND RELATED SUB-INVESTMENT
                                             MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                             AGREEMENT TO REALLOCATE FUND
                                             EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                     INTERNATIONAL OPPORTUNITIES PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                             AND RELATED SUB-INVESTMENT
                                             MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                             AGREEMENT TO REALLOCATE FUND
                                             EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                     JOHN HANCOCK VARIABLE SERIES TRUST I

                       INTERNATIONAL BALANCED PORTFOLIO

                SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                  (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]    [_]      [_]                       1. APPROVAL OF MANAGEMENT AGREEMENT
                                             AND RELATED SUB-INVESTMENT
                                             MANAGEMENT AGREEMENT

[_]    [_]      [_]                       2. APPROVAL OF AMENDED MANAGEMENT
                                             AGREEMENT TO REALLOCATE FUND
                                             EXPENSES

                                          _____________________________________
                                                        Signature
                                          _____________________________________
                                                Signature (Joint Owners)
                                          _____________________________________
                                                          Date

BY SIGNING AND DATING THE LOWER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

           THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                      JOHN HANCOCK VARIABLE SERIES TRUST I

                           LARGE CAP GROWTH PORTFOLIO

                 SPECIAL MEETING OF SHAREHOLDERS APRIL 14, 1997

THOMAS J. LEE AND HENRY D. SHAW, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1997, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.

TO VOTE MARK AN [X] IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                   (DETACH HERE AND RETURN THIS PORTION ONLY)

VOTE ON PROPOSALS

FOR  AGAINST  ABSTAIN

[_]     [_]     [_]                     2. APPROVAL OF AMENDED MANAGEMENT
                                           AGREEMENT TO REALLOCATE FUND
                                           EXPENSES

                                         ______________________________________
                                                       Signature
                                         ______________________________________
                                                Signature (Joint Owners)
                                         ______________________________________
                                                          Date